UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21474

Oppenheimer Rochester Limited Term California Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  July 31

Date of reporting period:  1/31/2017

Item 1.  Reports to Stockholders.

Semiannual Report 1/31/2017

OppenheimerFunds®
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Oppenheimer Rochester® Limited Term California Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal 5 Year (4-6) Index
6-Month	-1.30%	-3.52%	-2.00%
1-Year	2.31	0.01	-0.49
5-Year	2.51	2.05	1.80
10-Year	3.08	2.85	3.87

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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An Important Update

to the Fund Performance Discussion

Update (as of March 24, 2017): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders.

Securities backed by Puerto Rico’s sales and use tax (COFINAs) were paid their full coupon payment on February 1 as were bonds issued by the Puerto Rico Industrial Development Company, PRASA (the Commonwealth’s aqueduct and sewer authority) and PRHTA (its highways and transportation authority). According to Puerto Rico officials, the Government Development Bank failed to make a February 1 payment of $279 million, and other authorities – including the Public Finance Corporation and the Commonwealth’s infrastructure finance authority – also skipped their much smaller payments.

Gov. Ricardo Rosselló Nevares announced on February 9 that the $1.4 million interest payment that was due on G.O. bonds on February 1 would be paid from a Banco Popular account into which $146 million of “clawback” money had been deposited.

In early February, the governor signed legislation to add a non-binding “status referendum” to the calendar. On June 11, Puerto Ricans will be asked to vote for either statehood or independence/free association. The outcome could set the stage for an additional referendum in October. However, a member of the opposition party has appealed to U.S. Attorney General Jeff Sessions to intervene because the June 11 referendum fails to give Puerto Ricans the option to vote to remain a commonwealth.

In his State of the Commonwealth speech on February 27, 2017, Gov. Rosselló discussed his forthcoming 10-year fiscal plan, which he said would lead to economic growth and an additional $1.5 billion in revenue. The plan did not include many of the austerity measures that had been discussed, including layoffs to reduce the government payroll. In fact, one of the plan’s proposals calls for a minimum wage increase for both private and public sector employees, which the governor sees as step toward economic growth.

According to the plan, government spending would decrease by $1.5 billion, and $1.2 billion would be set aside for debt service obligations by fiscal 2019. The plan did not meet the Oversight Board’s requirement that there be $4.5 billion in fiscal adjustments to close the fiscal 2019 budget gap.

In early March the Oversight Board rejected the governor’s plan, calling it “unrealistic.” The Board called for emergency spending cuts on March 8 based on its concerns about the Commonwealth’s liquidity issues. In a letter to the governor, the Board wrote: “While we

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appreciate your focus on addressing Puerto Rico’s long-term fiscal and economic challenges, we think far more needs to be done immediately to reduce spending.” The governor responded with “appreciation” for the board’s input and assertions that his plan already addressed issues related to taxes and spending.

On March 13, 2017, the Oversight Board approved an amended fiscal plan and established a number of milestones for the Rosselló administration. With the Board’s approval, the governor was able to avoid furloughs. The Board has said it will revisit the need for furloughs if the plan’s revenue measures fail to work by October 2017. The current plan calls for approximately $7 billion in debt payments through fiscal year 2026. As one member of the Oversight Board explained, the approval of this plan “is certainly not the end of the process.” He went on to say that it is not “even the beginning of the end of the process,” according to The Bond Buyer.

The stay that prevents creditors from suing the Commonwealth for non-payment is set to expire May 1. The governor has asked that the stay be extended to December 31, but Puerto Rico’s resident commissioner has said that another extension was unlikely.

Representatives of the Puerto Rican government, the Oversight Board and bondholders appeared before the House Natural Resources Committee’s Subcommittee on Indian, Insular, and Alaska Native Affairs on March 22. The subcommittee heard testimony about the Oversight Board and about the restructuring agreement between forbearing bondholders and PREPA (the Commonwealth’s electric utility authority). Earlier in the month, the governor nominated Ricardo Ramos to be PREPA’s new executive director.

As always, our team is focused on developments that have the potential to affect this Fund’s holdings and will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Oppenheimer Rochester Limited Term California Municipal Fund continued to generate attractive levels of tax-free income during the most recent 6-month reporting period, despite post-Election Day volatility in the municipal bond market. As of January 31, 2017, the Class A shares provided a distribution yield of 3.57% at net asset value (NAV). Falling bond prices in the last 2 months of the reporting period, however, caused the Fund’s NAV to decline, and its total return for the reporting period was negative. The Fund’s Class A shares nonetheless outperformed the Bloomberg Barclays Municipal 5 Year (4-6) Bond Index, its benchmark, by 70 basis points.

MARKET OVERVIEW

The Federal Reserve Open Market Committee (FOMC) decided to maintain the target range for the Fed Funds rate at 0.50% to 0.75% at its January 2017 meeting. The FOMC cited “realized and expected labor market conditions and inflation” as factors in its decision, which it expects to support further job gains. Improvements in the labor market were also discussed at the FOMC’s meetings in September and November 2016.

The FOMC last increased the Fed Funds target rate at its December 2016 meeting.

The average 12-month distribution yield in Lipper’s California Short-Intermediate Municipal Debt Funds category was 1.49% at the end of this reporting period. At 3.57%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 208 basis points higher than the category average.

Simultaneously, the Fed increased its forecast to three rate hikes in 2017, from an

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	3.57%

Dividend Yield with sales charge	3.50

Standardized Yield	2.64

Taxable Equivalent Yield	5.43

Last distribution (1/24/17)	$0.0095

Total distributions (8/1/16 to 1/31/17)	$0.0570

Endnotes for this discussion begin on page 20 of this report.

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earlier projection of two. One reason given for potential future rate hikes is to prevent both rapidly falling unemployment rates and the inflation that could ensue as employers increase wages to attract available workers.

In a speech given at the end of the reporting period, Chairman Yellen said that determining the appropriate level of interest rates going forward is “highly uncertain” given domestic productivity questions, global growth uncertainty, and possible fiscal policy changes.

The rate was last increased in December 2015, after nearly 7 years of being held to a range of zero to 0.25%.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

High-grade municipal bonds came under pricing pressure, notably after Election Day, and the yield curve for these securities was higher on January 31, 2017 than it had been on July 31, 2016. The median yield on 30-year, AAA-rated muni bonds stood at 3.19% on January 31, 2017, up 92 basis points from July 31, 2016. The median yield on 10-year, AAA-rated muni bonds was 2.37% on January 31, 2017, up 59 basis points from the July 2016 date, and the median yield on 1-year, AAA-rated muni bonds was 0.93%, up 48 basis points from the July 2016 date.

In California, voters approved Proposition 51 in November 2016, a $9 billion general obligation (G.O.) bond measure that provides school districts, community college districts and charter schools with matching state funds for school construction and repairs. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them. Voters also approved Proposition 55, which extends a temporary tax on high-income households and provides money for school districts and community colleges. These measures were seen as a credit positive by Moody’s Investors Service.

The present-day cost associated with health and dental benefits for state retirees has grown to $76.68 billion, according to a report from State Controller Betty Yee. For the fiscal year ending June 30, 2017, retiree healthcare costs are expected to total $1.92 billion, or 1.5% of the budget; they represented 0.6% of the fiscal 2001 budget. During this reporting period, Gov. Jerry Brown asked unions to make contributions to retiree health costs, and members of SEIU 1000, the state government’s biggest union, agreed to phase in payroll deductions for retiree healthcare over several years; to extend the period to qualify for retiree health benefits, and to reduce the employer subsidy for retiree health coverage. Gov. Brown has indicated his preference for the pre-funding of health benefits, similar to the approach used for public pension funds. Prefunding 50% of the annual service cost would cost $990 million more each year but ultimately result in savings of $13.52 billion on the unfunded liability.

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The Port of Oakland, which manages a $1 billion debt portfolio for maritime infrastructure and the Oakland International Airport, announced a new construction program designed to help it remain competitive. Projects include a 283,000-square-foot refrigerated warehouse with construction set to begin in March 2017; a project scheduled to begin in April 2017 that would raise six cranes by 26 feet so they can reach containers stacked aboard the largest ships, and a 440,000-square-foot seaport logistics complex warehouse that could have a ground-breaking in late 2017. The port reported a record $338 million in operating revenue for fiscal year 2016, even as the second largest tenant at the marine terminal declared bankruptcy.

In January 2017, the Federal Railroad Administration extended the deadline for constructing the first part of a high-speed rail line from Los Angeles to San Francisco to 2022, from 2018. The project has received a federal grant of $928 million to complete 118 miles of rail structures in the Central Valley. Additionally the railroad administration is now requiring the state to pay its matching share of a separate stimulus grant (approximately $2 billion) by the middle of 2017 before drawing on the $928 million grant. Construction cost estimates have escalated to $68 billion, from $33 billion. The first phase of the project is running at least four years behind schedule, and some of the land has yet to be acquired.

A new state law requires bond issuers to increase disclosure of their bond payments and use of proceeds. Senate Bill 1029 took effect on January 1, 2017. Issuers that create well-defined debt management plans with strong reporting and monitoring could end up with an enhanced Financial Management Assessment (FMA), according to an S&P Global Ratings (S&P) report.

Due to winter storms, the U.S. Drought Monitor has removed the designation of “exceptional drought” for California. More than half of the state, however, is still experiencing moderate to extreme drought conditions, and a study by the University of California at Davis estimated the drought cost the state’s economy $2.7 billion in 2016. Gov. Brown imposed permanent water conservation measures, including many regulations that will remain in effect indefinitely.

As of January 31, 2017, California’s G.O. bonds were rated Aa3 by Moody’s, AA-minus by S&P and A-minus by Fitch Ratings.

FUND PERFORMANCE

Oppenheimer Rochester Limited Term California Municipal Fund held more than 725 securities as of January 31, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

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At the end of the reporting period, the Class A shares of this Fund provided a distribution yield at NAV of 3.57%. The 12-month distribution yield at NAV of this Fund’s Class A shares was also 3.57%, trailing only the 12-month distribution yield of this Fund’s Y shares in Lipper’s California Short-Intermediate Municipal Debt Funds category; the category average was 1.49%. Impressively, this Fund’s A shares also produced a 12-month distribution yield at NAV that was higher than the average 12-month distribution yield in Lipper’s category of longer-term California municipal bond funds.

Even as market conditions created pressure on the dividends of many fixed-income funds this reporting period, this Fund’s dividend trend demonstrated the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 0.95 cents per share throughout this reporting period. In all, the Fund distributed 5.7 cents per Class A share this reporting period.

The tax-exempt status of the Fund’s distributions of net income remained a boon to investors seeking tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 5.43%, based on the Fund’s standardized yield as of January 31, 2017 and the top federal and California income tax rates for 2016. As long-time investors know, yields and share prices move in opposite directions. When yields on fixed income bonds rise, share prices fall and vice versa. Yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

G.O. securities comprised 15.1% of total assets (15.3% of net assets) as of January 31, 2017. At the end of this reporting period, the G.O. holdings consisted of bonds issued in various California municipalities and in the Commonwealth of Puerto Rico. In this Fund, some of the G.O.s issued by Puerto Rico are insured; while they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe.

As of January 31, 2017, the Fund remained invested in land development bonds, which are Special Assessment and, in some cases, Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Tax and Special Assessment sectors represented 14.9% and 2.0% of the Fund’s total assets (15.1% and 2.1% of net assets), respectively.

Overall, we believe that land development bonds have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could

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further strengthen the credit profiles of the Fund’s land development securities.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 10.7% of the Fund’s total assets (10.8% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco Master Settlement Agreement (MSA) and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings include G.O. securities and securities from many different sectors.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Investors should note that some of this Fund’s investments in securities issued in Investors

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should note that some of this Fund’s investments in securities issued in Puerto Rico, including some of its G.O. holdings, are insured. In some cases, the debt-service obligations on insured securities were paid in full or in part by the insurer.

A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments covered below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

On the last day of August 2016, the Obama administration announced the seven members of the federal oversight board established by the Puerto Rico Oversight, Management and Economic Stability Act, aka PROMESA. As investors may recall, PROMESA requires the government of Puerto Rico to develop a new fiscal plan, to develop and enact balanced budgets (and legislation) that conform to the fiscal plan, to deliver audited financial results in a timely fashion, and to regain access to financial markets.

The new law also called for the establishment of a Congressional Task Force on Economic Growth for Puerto Rico. The task force’s initial status report voiced concerns about “the relative lack of reliable data pertaining to certain aspects of the economic, financial, and fiscal situation in Puerto Rico.” In its year-end report, the task force reached bipartisan recommendations on various measures for Puerto Rico’s economic growth, including an “equitable and sustainable legislative solution to the financing of Puerto Rico’s Medicaid program” by early 2017.

We note that PROMESA – which was passed with rare bipartisan support and signed into law on June 30, 2016 – tries to balance the interests of many stakeholders. We were pleased that a federal control board was established. As the fiscal turnarounds of New York City and Washington, D.C. demonstrate, a responsible control board can guide a troubled municipality to a stronger future. The law also seeks to prevent the government of Puerto Rico from exercising “any control, supervision, oversight, or review” over the federal control board and makes it clear that neither Puerto Rico’s governor nor its legislature can “enact, implement, or enforce any statute, resolution, policy, or rule that would impair or defeat the purposes” of PROMESA.

On October 14, Gov. Alejandro García Padilla presented a fiscal plan to the federal oversight board. According to press reports, Padilla’s plan called for the Commonwealth’s government to improve financial reporting, consolidate branches of government, relax regulations and encourage investors to finance an assortment of projects.

At the meeting, the Commonwealth’s Treasury Secretary said that Puerto Rico had nearly $1 billion in unpaid bills and had written – but

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not sent – checks totaling $350 million. Carlos Garcia, a member of the oversight board, took issue with the government’s assessment of the situation, noting that Puerto Rico had “high tax collections” but was not providing essential services or paying its vendors or debt service obligations in full.

Austerity measures, Gov. Padilla claimed, would have “terrible consequences … on the well-being of the Puerto Rican people.” Among the documents shared with the oversight board was a report by the Puerto Rico Fiscal Authority Agency and Financial Advisory Authority which showed that the government’s 2014 “net position” – assets minus liabilities – was negative $50 billion, three times worse than in 2006.

The governor, whose term ended January 2, 2017, pointed a finger at many culprits, including bond ratings agencies, the U.S. Congress and the prior administrations in the Commonwealth who put forth “misguided and unscrupulous public policies.” Even though the Commonwealth tapped the capital markets during his administration, the governor blamed bondholders for providing the financing the Commonwealth sought. Gov. Padilla renewed his appeal for federal legislation that could strengthen the Commonwealth’s economy.

In other developments, the oversight board filed a statement October 21 urging U.S. District Court Judge Francisco Besosa to deny requests from plaintiffs in three consolidated cases to have PROMESA’s stay on litigation lifted. On November 2 the judge denied three plaintiffs’ requests, noting in one case that the plaintiffs “do not have standing to seek relief from the PROMESA stay because they show no ‘injury in fact.’” The board had argued that the “ongoing litigation is a major distraction” and asserted that time and resources “would be better spent negotiating the fiscal plans required by PROMESA.” The judge cautioned that the Commonwealth defendants “must not abuse or squander the ‘breathing room’ that the court’s decision fosters.”

In a press release issued in early November, Puerto Rico’s Treasury Secretary asserted that the Government Development Bank (the GDB) is “stable” but that its managers have “substantial doubt about the ability of the GDB to continue as a going concern.” The current stability exists, he said, because the GDB has limited weekly withdrawals to no more than $3 million. He recommended that municipalities and public corporations determine the portion of their deposits that may be “impaired” according to accounting standards. We believe politics may be at play in the Commonwealth’s decision to portray the GDB as a weakening entity.

On November 8, Ricardo Rosselló Nevares was elected governor of the Commonwealth. He is a member of the New Progressive Party and, according to a November 9 article in The Bond Buyer, his victory is expected to be a positive for bondholders. Prior to the election, Mr. Rosselló said that if bondholders can agree to extend the maturities on existing bonds, then Commonwealth issuers should

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agree to make their interest payments. Ahead of his inauguration, the governor-elect appointed Elías Sánchez Sifonte as his (non-voting) representative to the federal oversight board.

Immediately after his inauguration, Gov. Rosselló signed several executive orders related to fiscal and economic conditions in the Commonwealth. The first order requires immediate reductions in the operating expenses of every government agency. Additionally, no vacancies can be filled, no new positions created and all agency-related travel must be pre-approved. Another order establishes the Federal Opportunities Center to help public agencies and non-profit community organizations obtain federal funds. The new governor has ordered the use of zero-base budgets beginning with fiscal 2018, which begins July 1, 2017; the creation of a new entity to expedite the approvals of permits and certifications for a variety of infrastructure projects, and the establishment of recruiting measures by government agencies “to increase the participation of women in management positions.”

In the first month of his administration, Gov. Rosselló tried to secure some changes to deadlines established in PROMESA. The governor’s representative on the oversight board asked his fellow board members to give the governor until February 28 to submit his fiscal plan. The board was amenable but set some conditions, including “a commitment not to take more loans to provide short-term liquidity, develop a liquidity plan and provide further financial information, among others.” Simultaneously, the board told the governor that his plan had to make spending cuts and revenue increases of $4.5 billion a year. The governor rejected many of the board’s requests and asserted that the focus should be on economic growth, not increased taxation. At the end of the month, the board agreed to extend the deadline for submitting the fiscal plan, adjusted other deadlines related to the plan, set deadlines for a number of public agencies and authorities, and extended the stay on debt-related litigation through May 1, 2017.

Late in January, the governor signed an extension through December 2021 to a tax on foreign corporations. The Act 154 tax, which had been slated to expire at the end of 2017, was the government’s biggest source of revenue in the five months ended November 30, 2016; first-half budget results (through December 2016) indicate that the Act 154 tax was 15.2% ($132.2 million) higher than had been projected. The governor also signed a new measure, the Puerto Rico Financial Emergency and Fiscal Responsibility Act, to replace the Debt Moratorium Act, which gave Gov. Padilla the power to suspend debt payments. The new act allows Gov. Rosselló to prioritize expenditures and explicitly states that it “is inappropriate to categorically prioritize the payment of non-debt expenditures over debt service.”

Puerto Rico continued to have a mixed record regarding debt payments. As expected, Puerto Rico failed to pay $358 million of

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interest on its G.O. bonds on January 3, but insurers wrapped nearly $54 million of this amount, according to The Bond Buyer. It is not yet clear how the Commonwealth’s decisions about its debt-service obligations will affect the long-term outlook for the island’s residents or its bondholders (many of whom reside in Puerto Rico). Investors should note that a decline in a fund’s net investment income can create dividend pressure.

In other news, PREPA, the Commonwealth’s electric utility authority, and its forbearing bondholders, including Oppenheimer Rochester, worked throughout this reporting period to finalize a restructuring agreement whose terms were agreed on in September 2015. As investors may recall, PREPA announced in December 2015 that it had reached agreement with at least 70% of its creditors.

Prior to Election Day – but well after the July 1, 2016 deadline – then Gov. Padilla nominated five people to the board of directors of PREPA, as called for in the PREPA Revitalization Act. He also nominated three people to the Corporation for the Revitalization of Electrical Energy Authority, which is the entity that is expected to issue new bonds in accordance with the restructuring agreement between PREPA and its forbearing bondholders. While some business groups, unions and businesses have challenged the validity of the PREPA Revitalization Act, PREPA issued a statement in late October 2016 asserting its confidence that the Act is constitutional. In January, the

Court of the First Instance (San Juan) upheld the constitutionality of the Act.

Also in December 2016, PREPA and its forbearing bondholders agreed to extend the restructuring agreement until March 31, 2017.

PREPA made its $192.5 million interest payment in full on January 3, 2017. Also in early January, subsidiaries of the insurer Assured Guaranty made payments of $39 million and $5 million on G.O. debt and Public Building Authority debt, respectively. Later in the month, the Commonwealth’s energy commission made a minor adjustment to the rate increase that it had approved in June 2016.

During this reporting period, S&P downgraded several senior unsecured GDB bonds that had failed to make August 1, 2016 interest payments.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them,

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including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

The Fund’s holdings in municipal bonds issued by utilities represented 10.6% of total assets (10.8% of net assets) at the end of this reporting period. This set of holdings included water utilities with 6.0% of total assets (6.1% of net assets), electric utilities with 4.1% of total assets (4.2% of net assets) and sewer utilities with 0.5% of total assets (0.5% of net assets) as of January 31, 2017. Our holdings in these sectors include securities issued in California and Guam as well as securities issued by PREPA and PRASA (Puerto Rico’s aqueduct and sewer authority).

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 10.2% of the Fund’s total assets (10.4% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

The Fund was also invested in the municipal leases sector this reporting period, which accounted for 9.8% of the Fund’s total assets (10.0% of net assets) as of January 31, 2017. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund, three of which were issued in Puerto Rico, are backed by the proceeds of these lease arrangements.

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Tax increment financing (TIF) bonds constituted 6.9% of the Fund’s total assets (7.1% of net assets) on January 31, 2017. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by valuable collateral. On January 31, 2017, 5.2% of the Fund’s total assets (5.3% of net assets) were invested in the marine/aviation facilities sector. The sector included one bond issued in Puerto Rico and one in Guam.

The sales tax sector represented 4.7% of the Fund’s total assets (4.7% of net assets) as of January 31, 2017. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. U.S. territory bonds, primarily issued in Puerto Rico, comprise nearly 90% of the assets in this sector.

As of January 31, 2017, the Fund was invested in the hospital/healthcare sector, which represented 4.3% of total assets (4.4% of net assets). Most of the Fund’s holdings in this sector are investment grade though the Fund also invests across the credit spectrum in this sector.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions.

Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to

16      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 5 years or less for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 31, 2017, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 5% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. Our team also favors premium-coupon, callable bonds, which historically have been a positive for shareholders, delivering higher levels of tax-free income than shorter-maturity bonds while exhibiting less price volatility than their final maturities would suggest.

We regularly focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

17      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Scott S. Cottier, CFA Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

18      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

General Obligation	15.1%
Special Tax	14.9
Tobacco Master Settlement Agreement	10.2
Municipal Leases	9.8
Tax Increment Financing (TIF)	6.9
Water Utilities	6.0
Marine/Aviation Facilities	5.2
Sales Tax Revenue	4.7
Hospital/Healthcare	4.3
Electric Utilities	4.1

Portfolio holdings are subject to change. Percentages are as of January 31, 2017 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	2.5%	0.3%	2.8%
AA	34.7	0.0	34.7
A	20.5	2.7	23.2
BBB	11.7	11.6	23.3
BB or lower	15.1	0.9	16.0
Total	84.5%	15.5%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2017 and are subject to change. OppenheimerFunds, Inc., the sub-adviser, determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

19      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 1/31/17

	Without Sales Charge	With Sales Charge
Class A	3.57%	3.50%
Class B	2.86	N/A
Class C	2.99	N/A
Class Y	3.75	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/17

Class A	2.64%
Class B	1.95
Class C	1.94
Class Y	2.92

TAXABLE EQUIVALENT YIELDS

As of 1/31/17

Class A	5.43%
Class B	4.01
Class C	3.99
Class Y	6.01

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OLCAX)	2/25/04	-1.30%	2.31%	2.51%	3.08%	3.94%
Class B (OLCBX)	2/25/04	-1.93	1.46	1.70	2.52	3.68
Class C (OLCCX)	2/25/04	-1.68	1.55	1.74	2.30	3.13
Class Y (OLCYX)	11/29/10	-1.17	2.55	2.81	N/A	3.59

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OLCAX)	2/25/04	-3.52%	0.01%	2.05%	2.85%	3.75%
Class B (OLCBX)	2/25/04	-5.80	-2.49	1.52	2.52	3.68
Class C (OLCCX)	2/25/04	-2.65	0.57	1.74	2.30	3.13
Class Y (OLCYX)	11/29/10	-1.17	2.55	2.81	N/A	3.59

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C, the contingent deferred sales charge of

20      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal

5-Year (4-6) Index, which is an index of a broad range of investment-grade municipal bonds and is the 4- to 6- year component of the Bloomberg Barclays Municipal Bond Index, itself a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.0095 for the 25-day accrual period ended January 24, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on January 24, 2017; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0078,

$0.0079 and $0.0100 respectively, for the 25-day accrual period ended January 24, 2017 and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2017 and either the maximum offering price (for Class A shares) or NAV (for the other classes) on January 31, 2017. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s California Short-Intermediate Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s total trailing 12-month interest and dividend payments divided by the last month’s ending share price (at NAV) plus any capital gains distributed over the same period. The calculation included 22 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2016 top federal and California tax rate of 51.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable

21      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The median yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon and a 10-year par call. The MMA benchmark is constructed using yields from a group of active primary and secondary market makers and other municipal market participants.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

22      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

23      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2016	Ending Account Value January 31, 2017	Expenses Paid During 6 Months Ended January 31, 2017
Class A	$ 1,000.00	$ 987.00	$4.57
Class B	1,000.00	980.70	8.37
Class C	1,000.00	983.20	8.38
Class Y	1,000.00	988.30	3.36

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.62	4.65
Class B	1,000.00	1,016.79	8.52
Class C	1,000.00	1,016.79	8.52
Class Y	1,000.00	1,021.83	3.42

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2017 are as follows:

Class	Expense Ratios
Class A	0.91%
Class B	1.67
Class C	1.67
Class Y	0.67

24      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—100.5%
California—83.6%
$530,000	Adelanto, CA Improvement Agency, Series B	5.500%	12/01/2023	06/01/2017	A	$532,968
715,000	Adelanto, CA Public Financing Authority, Series B1	6.300	09/01/2028	03/01/2017	A	718,153
5,485,000	Adelanto, CA Public Utility Authority	5.000	07/01/2024	03/07/2019	A	5,562,832
100,000	Adelanto, CA Public Utility Authority	5.875	07/01/2022	07/01/2019	A	106,904
200,000	Adelanto, CA Public Utility Authority	6.000	07/01/2023	07/01/2019	A	214,144
600,000	Adelanto, CA Public Utility Authority	6.250	07/01/2026	07/01/2019	A	643,002
975,000	Adelanto, CA Public Utility Authority	6.625	07/01/2031	07/01/2019	A	1,050,962
12,725,000	Adelanto, CA Public Utility Authority	6.750	07/01/2039	07/01/2019	A	13,848,108
1,750,000	Alameda, CA Corridor Transportation Authority[1]	5.000	10/01/2029	10/01/2023	A	2,007,232
25,000	Arcadia, CA Redevel. Agency Tax Allocation (Central Redevel.)[1]	5.125	05/01/2019	02/28/2017	A	25,087
180,000	Arcadia, CA Redevel. Agency Tax Allocation (Central Redevel.)[1]	5.125	05/01/2023	02/28/2017	A	180,625
15,000	Aromas, CA Water District	5.600	09/01/2018	03/01/2017	A	15,035
15,000	Atwater, CA Redevel. Agency (Downtown Redevel.)[1]	5.500	06/01/2019	02/28/2017	A	15,029
25,000	Auburn, CA Union School District COP[1]	5.750	09/01/2017	02/28/2017	A	25,104
3,610,000	Azusa, CA Special Tax Community Facilities District 05-1	5.000	09/01/2027	09/01/2017	A	3,639,060
120,000	Baldwin Park, CA Redevel. Agency[1]	5.750	09/01/2030	02/28/2017	A	120,419
2,505,000	Baldwin Park, CA Unified School District[1]	5.000	08/01/2028	08/01/2026	A	2,973,210
655,000	Beaumont, CA Financing Authority, Series A	5.000	09/01/2027	09/01/2023	A	710,164
195,000	Beaumont, CA Financing Authority, Series A	5.250	09/01/2024	09/01/2021	A	214,527
220,000	Beaumont, CA Financing Authority, Series A	5.375	09/01/2025	09/01/2021	A	240,962
25,000	Beaumont, CA Financing Authority, Series A	5.700	09/01/2035	10/11/2033	B	24,942
120,000	Beaumont, CA Financing Authority, Series A	7.000	09/01/2023	02/28/2017	A	120,404
740,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2025	09/12/2024	B	832,752
100,000	Beaumont, CA Financing Authority, Series C	4.750	09/01/2028	09/01/2017	A	101,726

25      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$855,000	Beaumont, CA Financing Authority, Series C	5.500%	09/01/2029	11/20/2026	B	$838,242
25,000	Bell, CA Community Redevel. Agency Tax Allocation[1]	5.625	10/01/2033	02/28/2017	A	25,045
105,000	Blythe, CA Financing Authority (City Hall & County Courthouse)[1]	5.500	09/01/2027	03/01/2017	A	105,386
45,000	Brea & Olinda, CA Unified School District COP[1]	5.500	08/01/2017	02/28/2017	A	45,175
100,000	Buena Park, CA Community Redevel. Agency[1]	5.250	09/01/2025	09/01/2018	A	105,006
100,000	Buena Park, CA Community Redevel. Agency[1]	5.625	09/01/2033	09/01/2018	A	105,878
50,000	CA ABAG Finance Authority for Nonprofit Corporations (Children’s Hospital & Research Center at Oakland)	5.250	12/01/2027	12/01/2017	A	51,855
250,000	CA ABAG Finance Authority for NonProfit Corporations (Episcopal Senior Communities)[1]	5.000	07/01/2024	07/01/2022	A	277,195
5,000	CA ABAG Finance Authority for NonProfit Corporations COP[1]	5.600	11/01/2023	02/28/2017	A	5,019
5,000	CA ABAG Finance Authority for NonProfit Corporations COP[1]	5.800	03/01/2023	02/28/2017	A	5,017
205,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)[1]	5.350	10/01/2029	02/28/2017	A	205,203
360,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)	6.500	01/01/2033	01/02/2029	B	354,514
235,000	CA Bay Area Governments Association[1]	6.000	12/15/2024	06/15/2017	A	239,373
490,000	CA Communities Transportation Revenue COP[1]	5.250	06/01/2023	06/01/2022	A	563,216
515,000	CA Communities Transportation Revenue COP[1]	5.250	06/01/2024	06/01/2022	A	587,059
545,000	CA Communities Transportation Revenue COP[1]	5.250	06/01/2025	06/01/2022	A	616,717
575,000	CA Communities Transportation Revenue COP[1]	5.250	06/01/2026	06/01/2022	A	646,472
605,000	CA Communities Transportation Revenue COP[1]	5.250	06/01/2027	06/01/2022	A	677,969
65,000	CA Community College Financing Authority (GCCCD / PCCD / STTJCCD Obligated Group)[1]	5.000	04/01/2021	04/01/2017	A	65,429
680,000	CA Community College Financing Authority (GCCCD / PCCD / STTJCCD Obligated Group)[1]	5.625	04/01/2026	04/01/2017	A	685,100
40,000	CA County Tobacco Securitization Agency (Golden Gate Tobacco)	4.500	06/01/2021	06/01/2017	A	40,001

26      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
California (Continued)
$9,300,000	CA County Tobacco Securitization Agency (TASC)	4.945% [2]		06/01/2046	12/31/2043	B	$960,876
580,000	CA County Tobacco Securitization Agency (TASC)[1]	5.000		06/01/2026	02/28/2017	A	580,128
505,000	CA County Tobacco Securitization Agency (TASC)	5.100	[3]	06/01/2028	08/17/2022	B	502,561
180,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500		06/01/2033	02/28/2017	A	180,911
6,095,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750		06/01/2029	02/28/2017	A	6,137,543
245,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2027	02/28/2017	A	245,044
390,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	02/28/2017	A	391,942
305,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	02/28/2017	A	307,129
5,230,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2035	02/28/2017	A	5,230,994
435,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	02/28/2017	A	436,627
610,000	CA Dept. of Water Resources (Center Valley)[1]	5.250		07/01/2022	02/28/2017	A	612,233
1,135,000	CA Educational Facilities Authority (California College of Arts & Crafts)[1]	5.000		06/01/2022	06/01/2022		1,252,189
400,000	CA Educational Facilities Authority (California College of Arts & Crafts)[1]	5.000		06/01/2024	06/01/2022	A	433,476
40,000	CA Educational Facilities Authority (California Western School of Law)	5.000		10/01/2018	02/28/2017	A	40,132
80,000	CA Educational Facilities Authority (California Western School of Law)[1]	5.000		10/01/2028	02/28/2017	A	80,254
120,000	CA Educational Facilities Authority (Southwestern Law School)[1]	5.000		11/01/2023	02/28/2017	A	120,224
10,000	CA GO1	4.750		02/01/2017	02/01/2017		10,000
25,000	CA GO1	5.000		06/01/2017	02/28/2017	A	25,088
5,000	CA GO1	5.000		10/01/2017	02/28/2017	A	5,019
5,000	CA GO1	5.000		10/01/2018	02/28/2017	A	5,019
5,000	CA GO1	5.000		10/01/2018	02/28/2017	A	5,019
50,000	CA GO1	5.000		06/01/2019	02/28/2017	A	50,171
5,000	CA GO1	5.000		10/01/2022	02/28/2017	A	5,018
125,000	CA GO1	5.000		11/01/2022	05/01/2017	A	126,267
40,000	CA GO1	5.000		11/01/2022	05/01/2017	A	40,425
35,000	CA GO1	5.000		10/01/2023	02/28/2017	A	35,124
20,000	CA GO1	5.000		10/01/2023	02/28/2017	A	20,071
50,000	CA GO1,4	5.000		08/01/2025	02/28/2017	A	50,173
4,000,000	CA GO1	5.000		08/01/2028	08/01/2025	A	4,706,200
5,000	CA GO1	5.000		10/01/2028	02/28/2017	A	5,017

27      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$5,000,000	CA GO1	5.000%	09/01/2030	09/01/2026	A	$5,862,250
2,000,000	CA GO1	5.000	09/01/2030	09/01/2026	A	2,344,900
485,000	CA GO1	5.000	11/01/2032	11/01/2017	A	497,819
820,000	CA GO1	5.000	11/01/2032	11/01/2017	A	845,978
20,000	CA GO1	5.125	10/01/2027	02/28/2017	A	20,071
5,000	CA GO1	5.200	11/01/2031	02/28/2017	A	5,016
80,000	CA GO1	5.250	06/01/2017	06/01/2017		81,192
25,000	CA GO1	5.250	04/01/2018	02/28/2017	A	25,091
25,000	CA GO1	5.250	04/01/2019	02/28/2017	A	25,091
25,000	CA GO1	5.250	04/01/2021	02/28/2017	A	25,091
195,000	CA GO1	5.250	06/01/2021	06/01/2017	A	197,804
4,970,000	CA GO1	5.250	09/01/2024	09/01/2021	A	5,749,942
15,000	CA GO1	5.375	06/01/2026	06/01/2017	A	15,218
110,000	CA GO1	5.375	06/01/2026	06/01/2017	A	111,596
50,000	CA GO1	5.500	04/01/2019	04/01/2017	A	50,391
10,000	CA GO1	5.500	03/01/2020	03/01/2017	A	10,039
10,000	CA GO1	5.500	03/01/2020	03/01/2017	A	10,041
20,000	CA GO1	5.500	10/01/2022	04/01/2017	A	20,160
65,000	CA GO1	5.600	09/01/2021	03/01/2017	A	65,258
5,000	CA GO1	5.600	09/01/2021	03/01/2017	A	5,020
80,000	CA GO1	5.625	10/01/2021	04/01/2017	A	80,662
235,000	CA GO1	5.625	10/01/2023	04/01/2017	A	236,922
10,000	CA GO1	5.625	09/01/2024	03/01/2017	A	10,040
40,000	CA GO1	5.625	05/01/2026	02/28/2017	A	40,159
10,000	CA GO1	5.625	10/01/2026	04/01/2017	A	10,080
1,000,000	CA GO1	5.750	11/01/2017	05/01/2017	A	1,012,510
5,000	CA GO1	5.750	11/01/2017	05/01/2017	A	5,063
85,000	CA GO1	5.750	03/01/2023	03/01/2017	A	85,358
230,000	CA GO1	5.900	04/01/2023	04/01/2017	A	231,925
1,465,000	CA GO1	5.900	04/01/2023	04/01/2017	A	1,477,262
75,000	CA GO1	5.900	03/01/2025	03/01/2017	A	75,314
10,000	CA GO1	6.000	05/01/2018	05/01/2017	A	10,131
5,000	CA GO1	6.000	08/01/2019	08/01/2017	A	5,129
55,000	CA GO1	6.000	10/01/2021	04/01/2017	A	55,472
45,000	CA GO1	6.000	03/01/2024	03/01/2017	A	45,197
5,000	CA GO1	6.000	05/01/2024	05/01/2017	A	5,063
90,000	CA GO1	6.000	08/01/2024	08/01/2017	A	92,236
680,000	CA GO1	6.250	10/01/2019	04/01/2017	A	686,195
450,000	CA GO1	6.250	10/01/2019	04/01/2017	A	454,099
1,750,000	CA Health Facilities Financing Authority (Cedars-Sinai Medical Center)[1]	5.000	11/15/2032	11/15/2025	A	2,018,555
1,750,000	CA Health Facilities Financing Authority (El Camino Hospital)[1]	5.000	02/01/2032	02/01/2025	A	1,934,362
3,000,000	CA Health Facilities Financing Authority (El Camino Hospital)[1]	5.000	02/01/2033	02/01/2025	A	3,296,250
5,000	CA Health Facilities Financing Authority (FF/OCTC/SCADP Obligated Group)[1]	6.500	12/01/2022	02/28/2017	A	5,023

28      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,375,000	CA Health Facilities Financing Authority (Pomona Valley Hospital Medical Center)[1]	5.625%	07/01/2019	02/28/2017	A	$1,380,349
30,000	CA Health Facilities Financing Authority (San Fernando Valley Community Mental Health Center)[1]	5.250	06/01/2023	02/28/2017	A	30,105
1,000,000	CA Health Facilities Financing Authority (SHlth/EMC/MPHS/ PAMFHCR&E/SCHosp/SCVH/ SEBH/SGMF/SHSSR/SMF/SMCCV Obligated Group)[1]	5.250	08/15/2031	08/15/2021	A	1,143,610
110,000	CA Health Facilities Financing Authority (Sunny View Lutheran Home)[1]	5.100	01/01/2024	02/28/2017	A	110,371
5,000	CA Health Facilities Financing Authority (Sunny View Lutheran Home)[1]	5.500	01/01/2019	02/28/2017	A	5,018
1,000,000	CA HFA (Home Mtg.)[1]	4.950	08/01/2023	02/28/2017	A	1,001,990
5,650,000	CA HFA (Home Mtg.)[1]	5.300	08/01/2023	08/01/2017	A	5,694,804
2,470,000	CA HFA (Home Mtg.)[1,4]	5.450	08/01/2028	08/01/2017	A	2,482,819
1,505,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)[1]	5.000	05/01/2027	11/01/2026	A	1,761,031
775,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)[1]	5.000	05/01/2028	11/01/2026	A	898,054
910,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)[1]	5.000	05/01/2029	11/01/2026	A	1,046,236
740,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)[1]	5.000	05/01/2030	11/01/2026	A	845,006
910,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)[1]	5.000	05/01/2031	11/01/2026	A	1,032,349
10,000	CA Infrastructure and Economic Devel. (Energy Efficiency)[1]	5.000	03/01/2017	03/01/2017		10,036
5,000,000	CA Infrastructure and Economic Devel. (Segerstrom Center for the Arts)[1]	5.000	07/01/2026	07/01/2026		5,837,350
45,000	CA M-S-R Public Power Agency (San Juan)	6.000	07/01/2022	12/31/2019	A	51,972
335,000	CA Municipal Finance Authority (Biola University)[1]	5.000	10/01/2029	10/01/2023	A	368,922
465,000	CA Municipal Finance Authority (Biola University)[1]	5.000	10/01/2030	10/01/2023	A	509,752
50,000	CA Municipal Finance Authority (Biola University)[1]	5.625	10/01/2023	04/01/2018	A	52,368

29      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,025,000	CA Municipal Finance Authority (Community Hospitals of Central California)[1]	5.250%	02/01/2024	02/01/2019	A	$1,094,280
625,000	CA Municipal Finance Authority (Creative Center Lost Altos)	4.000	11/01/2026	12/31/2023	B	615,050
230,000	CA Municipal Finance Authority (Emerson College)[1]	5.000	01/01/2028	01/01/2022	A	252,531
440,000	CA Municipal Finance Authority (NorthBay Healthcare Group)[1]	5.000	11/01/2030	11/01/2024	A	476,771
1,100,000	CA Municipal Finance Authority (NorthBay Healthcare Group)[1]	5.000	11/01/2035	11/01/2024	A	1,166,594
1,580,000	CA Municipal Financing Authority (San Bernardino Municipal Water Facilities)[1]	5.000	08/01/2033	08/01/2026	A	1,764,734
1,715,000	CA Municipal Financing Authority (San Bernardino Municipal Water Facilities)[1]	5.000	08/01/2035	08/01/2026	A	1,899,465
3,700,000	CA Pollution Control Financing Authority (Pacific Gas & Electric Company)[1]	4.750	12/01/2023	06/01/2017	A	3,744,215
1,030,000	CA Pollution Control Financing Authority (Southern California Water Company)[1]	5.500	12/01/2026	02/28/2017	A	1,033,739
15,000	CA Public Works[1]	6.625	11/01/2034	11/01/2018	A	15,048
270,000	CA Public Works (California Community Colleges)[1]	5.000	12/01/2017	02/28/2017	A	276,151
50,000	CA Public Works (California Community Colleges)[1]	5.000	10/01/2024	02/28/2017	A	50,171
15,000	CA Public Works (California Community Colleges)[1]	5.125	06/01/2025	02/28/2017	A	15,052
45,000	CA Public Works (California Community Colleges)[1]	5.125	06/01/2029	02/28/2017	A	45,158
215,000	CA Public Works (California Community Colleges)[1]	5.250	09/01/2019	02/28/2017	A	215,765
2,000,000	CA Public Works (California State Prisons)[1]	5.750	10/01/2031	10/01/2021	A	2,324,760
750,000	CA Public Works (Dept. of Corrections and Rehabilitation)[1]	5.750	11/01/2029	11/01/2019	A	831,600
45,000	CA Public Works (Dept. of Corrections)[1]	5.000	09/01/2018	02/28/2017	A	45,144
110,000	CA Public Works (Dept. of Corrections)[1]	5.000	09/01/2018	02/28/2017	A	110,353
65,000	CA Public Works (Dept. of Corrections)[1]	5.500	10/01/2017	02/28/2017	A	65,249
370,000	CA Public Works (Dept. of Corrections)[1]	5.500	10/01/2018	02/28/2017	A	371,410
350,000	CA Public Works (Dept. of Corrections)[1]	5.500	10/01/2019	02/28/2017	A	351,326

30      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$45,000	CA Public Works (Dept. of Corrections)[1]	5.625%	10/01/2020	02/28/2017	A	$45,173
2,000,000	CA Public Works (Dept. of Forestry & Fire Protection)[1]	5.000	04/01/2026	02/28/2017	A	2,006,580
20,000	CA Public Works (Dept. of Justice Building)[1]	5.250	11/01/2020	02/28/2017	A	20,070
50,000	CA Public Works (Dept. of Justice)[1]	5.125	11/01/2017	02/28/2017	A	50,174
30,000	CA Public Works (Dept. of Mental Health)[1]	5.250	04/01/2023	02/28/2017	A	30,109
10,000	CA Public Works (Dept. of Youth Authority)	5.500	10/01/2017	02/28/2017	A	10,038
30,000	CA Public Works (Dept. of Youth Authority)[1]	5.500	10/01/2018	02/28/2017	A	30,114
875,000	CA Public Works (Judicial Council)[1]	5.000	03/01/2026	03/01/2023	A	1,004,570
3,000,000	CA Public Works (Judicial Council)[1]	5.250	12/01/2026	12/01/2021	A	3,426,390
15,000	CA Public Works (Library & Courts Annex)[1]	5.000	05/01/2018	11/04/2017	B	14,945
140,000	CA Public Works (Various Community Colleges)[1]	5.200	09/01/2017	02/28/2017	A	140,498
2,295,000	CA Public Works (Various Community Colleges)[1]	5.625	03/01/2019	03/22/2017	A	2,311,478
30,000	CA Public Works Board (California Highway Patrol)[1]	5.250	11/01/2020	02/28/2017	A	30,105
950,000	CA School Finance Authority Charter School (Coastal Academy)[1]	5.000	10/01/2022	05/25/2020	B	1,013,716
7,000,000	CA Statewide CDA (Bakersfield Reassessment District)[1]	5.000	09/02/2022	07/03/2020	B	7,519,330
995,000	CA Statewide CDA (Cathedral City Heritage Park/Glendale Heritage Park Obligated Group)	5.200	06/01/2036	02/28/2017	A	998,572
100,000	CA Statewide CDA (CHF-Irvine- UCI East Campus Apartments)[1]	6.000	05/15/2023	05/15/2018	A	106,533
2,805,000	CA Statewide CDA (DHlth / BMH / CmntyHOSB / MSrH / SFMH / SNVMMH / CMF Obligated Group)[1]	5.500	07/01/2030	07/01/2017	A	2,860,062
2,330,000	CA Statewide CDA (DHlth / BMH / CmntyHOSB / MSrH / SFMH / SNVMMH / CMF Obligated Group)[1]	5.500	07/01/2031	07/01/2017	A	2,375,738
45,000	CA Statewide CDA (Escrow Term)	6.750	09/01/2037	02/28/2017	A	45,098
1,500,000	CA Statewide CDA (EVLAJHA / GVLAJHA / JHAGS / LAJHFTA / FEV / JHAW / BCSC / ASN Obligated Group)	4.750	08/01/2020	02/28/2017	A	1,500,555
330,000	CA Statewide CDA (Rio Bravo)	6.500	12/01/2018	11/04/2018	B	328,611

31      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$3,225,000	CA Statewide CDA (Sherman Oaks Health System)[1]	5.000%	08/01/2022	12/02/2020	B	$3,583,684
300,000	CA Statewide CDA (SJHS / SJHO / SJHosp / MHRMC / QVHN / SRMH / SAHS / SJHE / RMHF / CHlthSys / MHL / MHPT Obligated Group)[1]	5.125	07/01/2024	07/01/2018	A	317,670
25,000	CA Statewide CDA Community Facilities District	6.350	09/01/2021	02/28/2017	A	25,082
790,000	CA Statewide CDA COP (CVHP / CVMC / FH Obligated Group)[1]	5.125	04/01/2023	02/28/2017	A	791,303
120,000	CA Statewide CDA COP (Internext Group)[1]	5.375	04/01/2030	02/28/2017	A	120,323
325,000	CA Statewide CDA School Facilities (47th & Main)[1]	5.125	07/01/2022	01/25/2020	A	347,171
20,000	CA Statewide CDA Water & Wastewater[1]	5.000	10/01/2031	02/28/2017	A	20,061
450,000	CA Statewide CDA Water & Wastewater[1]	5.125	10/01/2022	02/28/2017	A	451,525
5,000	CA Statewide CDA Water & Wastewater[1]	5.250	10/01/2027	02/28/2017	A	5,018
5,000	CA Statewide CDA Water & Wastewater[1]	5.750	10/01/2025	02/28/2017	A	5,020
10,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	5.125	05/01/2017	02/28/2017	A	10,002
3,073,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	5.625	05/01/2029	02/28/2017	A	3,095,986
1,465,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	5.625	05/01/2029	02/28/2017	A	1,475,958
3,395,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000	05/01/2037	02/28/2017	A	3,420,395
50,000	CA Water Resource Devel. GO, Series L1	4.500	08/01/2017	02/28/2017	A	50,152
25,000	CA Water Resource Devel. GO, Series N & P1	5.000	06/01/2020	02/28/2017	A	25,086
15,000	CA Water Resource Devel. GO, Series Q & R1	5.000	03/01/2017	03/01/2017		15,054
25,000	Calabasas, CA Special Tax Community Facilities District 98-1	5.650	09/01/2020	03/01/2017	A	25,072
10,000	Calabasas, CA Special Tax Community Facilities District 98-1	5.750	09/01/2028	03/01/2017	A	10,017
300,000	Campbell, CA Union High School[1]	5.000	08/01/2027	08/01/2017	A	305,775
15,000	Carlsbad, CA Hsg. & Redevel. Commission (Village Redevel.)[1]	5.300	09/01/2023	03/01/2017	A	15,026
30,000	Carlsbad, CA Hsg. and Redevel. Commission Tax Allocation[1]	5.250	09/01/2019	03/01/2017	A	30,073
35,000	Carlsbad, CA Improvement Bond Act 1915	5.550	09/02/2028	03/02/2017	A	35,064
30,000	Carlsbad, CA Improvement Bond Act 1915	6.000	09/02/2022	03/02/2017	A	30,094

32      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$50,000	Carson, CA Improvement Bond Act 1915	7.375%	09/02/2022	03/02/2017	A	$50,148
1,550,000	Castaic, CA Union School District Community Facilities District No. 92-1	9.000	10/01/2019	04/01/2017	A	1,566,042
50,000	Cathedral City, CA Special Tax Community Facilities District No. 1	6.625	09/01/2023	09/25/2022	B	47,557
50,000	Cathedral City, CA Special Tax Community Facilities District No. 1	6.700	09/01/2030	01/10/2028	B	45,974
5,000	Central CA Unified School District	5.625	03/01/2018	03/01/2017	A	5,020
150,000	Chico, CA Public Financing Authority[1]	5.000	04/01/2018	02/28/2017	A	150,504
110,000	Chico, CA Public Financing Authority	5.000	04/01/2019	02/28/2017	A	110,370
850,000	Chico, CA Unified School District1	5.000	08/01/2025	08/01/2018	A	901,476
1,230,000	Chino, CA Public Financing Authority[1]	5.000	09/01/2028	09/01/2025	A	1,417,243
1,280,000	Chino, CA Public Financing Authority[1]	5.000	09/01/2029	09/01/2025	A	1,462,016
900,000	Chino, CA Public Financing Authority[1]	5.000	09/01/2030	09/01/2025	A	1,022,175
950,000	Chino, CA Public Financing Authority[1]	5.000	09/01/2031	09/01/2025	A	1,073,623
2,980,000	Chino, CA Public Financing Authority[1]	5.000	09/01/2032	09/01/2025	A	3,346,451
40,000	Colton, CA Community Facilities District Special Tax	5.800	09/01/2018	03/01/2017	A	40,100
1,710,000	Compton, CA Community College District[1]	5.000	07/01/2020	07/01/2020		1,897,125
1,895,000	Compton, CA Community College District[1]	5.000	07/01/2021	07/01/2021		2,145,292
1,310,000	Compton, CA Community College District[1]	5.000	07/01/2023	07/01/2022	A	1,491,317
370,000	Compton, CA Sewer[1]	5.375	09/01/2023	02/28/2017	A	370,459
25,000	Concord, CA GO1	5.000	08/01/2017	02/28/2017	A	25,083
355,000	Contra Costa County, CA Public Financing Authority (Pleasant Hill Bart)[1]	5.125	08/01/2019	08/13/2018	B	348,787
100,000	Corona-Norco, CA Unified School District Community Facilities District No. 06-1	6.000	09/01/2027	03/01/2017	A	101,196
115,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	6.250	10/01/2017	10/01/2017		118,540
120,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	6.625	10/01/2018	10/01/2018		129,306
155,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	6.875	10/01/2019	10/01/2019		174,197
35,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	6.875	10/01/2020	10/01/2020		40,444

33      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$185,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	7.000%	10/01/2021	10/01/2021		$220,320
110,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	7.125	10/01/2020	10/01/2020		128,038
130,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	7.250	10/01/2021	10/01/2021		156,238
315,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	7.750	10/01/2027	10/01/2021	A	389,831
25,000	Culver City, CA Redevel. Agency[1]	5.500	11/01/2020	02/28/2017	A	25,357
25,000	Culver City, CA Redevel. Finance Authority[1]	5.500	11/01/2019	02/28/2017	A	25,357
15,000	Culver City, CA Redevel. Finance Authority[1]	5.600	11/01/2025	02/28/2017	A	15,057
20,000	Cypress, CA Improvement Bond Act 1915 (Business and Professional Center)	5.700	09/02/2022	02/28/2017	A	20,048
1,000,000	Davis, CA Redevel. Agency Tax Allocation[1]	6.500	12/01/2026	12/01/2021	A	1,183,580
975,000	Delano, CA Union High School District[1]	5.100	02/01/2023	02/01/2023		1,129,693
510,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation (Merged Redevel.)[1]	6.000	09/01/2023	09/01/2019	A	557,634
275,000	Dinuba, CA Redevel. Agency Tax Allocation[1]	5.750	09/01/2028	10/06/2020	A	310,753
1,290,000	Dinuba, CA Unified School District[1]	5.000	08/01/2029	08/01/2026	A	1,510,629
295,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)[1]	5.125	08/01/2020	08/01/2017	A	301,009
50,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)[1]	5.125	08/01/2028	08/01/2017	A	50,885
630,000	El Dorado County, CA Special Tax Community Facilities District No. 9288[1]	5.000	09/01/2026	09/01/2022	A	702,771
800,000	El Dorado County, CA Special Tax Community Facilities District No. 9288[1]	5.000	09/01/2027	09/01/2022	A	889,200
35,000	El Monte, CA COP (Dept. of Public Social Services Facility)[1]	5.000	06/01/2019	06/01/2017	A	35,458
1,170,000	Emery, CA Unified School District[1]	6.250	08/01/2026	08/01/2021	A	1,371,883
3,240,000	Emery, CA Unified School District[1]	6.500	08/01/2031	08/01/2021	A	3,867,167
845,000	Folsom, CA Public Financing Authority	5.000	09/01/2023	09/01/2017	A	855,689
15,000	Folsom, CA Public Financing Authority	5.400	09/02/2020	03/02/2017	A	15,039
20,000	Folsom, CA Public Financing Authority	5.625	09/02/2020	03/02/2017	A	20,056

34      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$250,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)	5.000%	10/01/2022	02/28/2017	A	$250,822
95,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.000	09/01/2023	02/28/2017	A	95,319
1,665,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.250	09/01/2020	02/28/2017	A	1,671,011
725,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.500	09/01/2032	02/28/2017	A	736,353
25,000	Fontana, CA Redevel. Agency (Downtown Redevel.)[1]	5.000	09/01/2021	02/28/2017	A	25,046
220,000	Fontana, CA Redevel. Agency (Jurupa Hills)[1]	5.500	10/01/2027	04/01/2017	A	221,599
40,000	Fontana, CA Redevel. Agency (Sierra Corridor Commercial Redevel.)[1]	5.450	09/01/2029	02/28/2017	A	40,143
485,000	Fontana, CA Redevel. Agency (Southwest Industrial Park)[1]	5.000	09/01/2022	02/28/2017	A	486,620
265,000	Fontana, CA Special Tax (Citrus)	5.000	09/01/2020	03/01/2017	A	265,623
540,000	Fontana, CA Special Tax Community Facilities District No. 2-A1	5.250	09/01/2017	03/01/2017	A	542,133
100,000	Freshwater, CA School District[1]	5.000	08/01/2025	08/01/2017	A	101,426
10,000	Fresno, CA Joint Powers Financing Authority[1]	5.000	06/01/2019	02/28/2017	A	10,034
30,000	Fresno, CA Joint Powers Financing Authority[1]	5.000	06/01/2020	02/28/2017	A	30,103
870,000	Fresno, CA Joint Powers Financing Authority[1]	5.000	04/01/2022	04/01/2018	A	899,162
65,000	Fresno, CA Joint Powers Financing Authority[1]	5.000	06/01/2028	02/28/2017	A	65,207
25,000	Fresno, CA Joint Powers Financing Authority[1]	5.125	06/01/2031	02/28/2017	A	25,073
70,000	Fresno, CA Joint Powers Financing Authority[1]	5.250	08/01/2018	02/28/2017	A	70,251
2,160,000	Fresno, CA Joint Powers Financing Authority[1]	5.250	10/01/2024	02/28/2017	A	2,160,994
140,000	Fresno, CA Joint Powers Financing Authority[1]	5.750	06/01/2026	02/28/2017	A	142,542
135,000	Fullerton, CA Redevel. Agency COP[1]	5.000	04/01/2026	04/01/2017	A	135,963
400,000	Galt, CA Redevel. Agency Tax Allocation[1]	7.375	09/01/2033	09/01/2021	A	475,536
20,000	Granada, CA Sanitation District Improvement Bond Act 1915	6.125	09/02/2022	03/02/2017	A	20,047

35      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$425,000	Grand Terrace, CA Community Redevel. Agency[1]	5.100%	09/01/2022	09/01/2019	A	$462,302
20,000	Greenfield, CA Union School District	6.250	09/01/2030	03/01/2017	A	20,638
10,000	Guadalupe, CA Redevel. Agency Tax Allocation[1]	5.125	08/01/2035	02/28/2017	A	10,026
1,475,000	Hawaiian Gardens, CA Public Finance Authority Tax Allocation[1]	5.250	12/01/2022	02/28/2017	A	1,480,177
1,000,000	Hawaiian Gardens, CA Public Finance Authority Tax Allocation[1]	5.250	12/01/2023	02/28/2017	A	1,003,510
3,220,000	Hawthorne, CA Community Redevel. Agency Special Tax	6.125	10/01/2025	04/01/2017	A	3,229,531
120,000	Hawthorne, CA Parking Authority	8.125	09/01/2019	03/01/2017	A	120,485
30,000	Hayward, CA Improvement Bond Act 1915	7.100	09/02/2018	03/02/2017	A	30,135
890,000	Hesperia, CA Public Financing Authority	5.000	09/01/2031	09/01/2017	A	897,031
10,000	Hollister, CA Improvement Bond Act 1915	7.125	09/02/2022	03/02/2017	A	10,327
5,000	Huntington Beach, CA Community Facilities District[1]	5.400	10/01/2020	04/01/2017	A	5,033
20,000	Huntington Beach, CA Community Facilities District Special Tax	6.250	09/01/2027	03/01/2017	A	20,026
1,055,000	Huntington Beach, CA Community Facilities District Special Tax (Huntington Center)	5.250	09/01/2025	09/01/2018	A	1,091,239
1,115,000	Huntington Beach, CA Community Facilities District Special Tax (Huntington Center)	5.250	09/01/2026	09/01/2018	A	1,151,204
100,000	Huntington Beach, CA Redevel. Agency (Huntington Beach Redevel.)[1]	5.000	08/01/2018	08/01/2017	A	101,925
15,000	Huntington Beach, CA Redevel. Agency (Huntington Beach Redevel.)[1]	5.000	08/01/2024	02/28/2017	A	15,050
25,000	Huntington Park, CA Public Financing Authority	5.000	09/01/2022	02/28/2017	A	25,079
2,735,000	Imperial, CA Public Financing Authority (Water Facility)[1]	5.000	10/15/2026	10/15/2022	A	3,055,788
20,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2004-3	5.400	09/02/2023	03/02/2017	A	20,277
710,000	Irvine, CA Improvement Bond Act 1915[1]	5.000	09/02/2025	09/02/2023	A	793,794
60,000	Kern Valley, CA Healthcare District[1]	5.250	08/01/2021	02/28/2017	A	60,211
2,000,000	Kern, CA Community College District[1]	5.250	11/01/2031	11/01/2018	A	2,132,000

36      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$10,000	La Habra, CA Redevel. Agency Community Facilities District	6.000%	09/01/2019	02/28/2017	A	$10,034
40,000	La Mesa, CA Improvement Bond Act 1915	5.750	09/02/2023	03/02/2017	A	40,078
615,000	Lancaster, CA Redevel. Agency[1]	5.500	12/01/2028	12/01/2020	A	683,843
55,000	Lathrop, CA Financing Authority (Water Supply)	5.700	06/01/2019	06/01/2017	A	55,152
10,000	Lathrop, CA Financing Authority (Water Supply)	5.750	06/01/2020	06/01/2017	A	10,028
150,000	Lawndale, CA Elementary School District[1]	5.000	08/01/2029	08/01/2017	A	152,935
2,000,000	Lodi, CA Public Financing Authority[1]	5.250	10/01/2026	04/01/2022	A	2,262,360
1,435,000	Long Beach, CA Bond Finance Authority[1]	5.250	11/15/2023	11/15/2023		1,644,252
620,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.000	11/15/2017	11/15/2017		638,482
685,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.250	11/15/2018	11/15/2018		723,415
850,000	Long Beach, CA Marina[1]	5.000	05/15/2027	05/15/2025	A	956,250
50,000	Long Beach, CA Special Tax (Pike)	6.250	10/01/2026	02/28/2017	A	50,115
470,000	Long Beach, CA Unified School District	5.750	08/01/2033	08/01/2019	A	523,049
30,000	Long Beach, CA Unified School District[1]	5.750	08/01/2033	08/01/2019	A	33,270
5,585,000	Los Angeles County, CA Community College District[1]	5.000	08/01/2029	08/01/2024	A	6,589,909
15,000	Los Angeles County, CA Community Facilities District No. 5 (Rowland Heights Area)[1]	5.000	09/01/2019	03/01/2017	A	15,051
75,000	Los Angeles, CA Community Facilities District Special Tax (Cascade Business Park)	6.400	09/01/2022	03/01/2017	A	75,234
10,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[5]	5.375	05/15/2025	04/14/2021	A	10,493,480
15,000	Los Angeles, CA Dept. of Water & Power[1]	4.750	08/15/2017	02/28/2017	A	15,050
5,000	Los Angeles, CA Dept. of Water & Power	4.750	10/15/2020	02/28/2017	A	5,016
45,000	Los Angeles, CA GO1	5.000	09/01/2020	02/28/2017	A	45,154
50,000	Los Angeles, CA Mtg. (Section 8)[1]	5.350	07/01/2022	02/28/2017	A	50,108
10,000	Los Angeles, CA Mtg. (Section 8)[1]	6.500	07/01/2022	02/28/2017	A	10,030
30,000	Los Angeles, CA Multifamily Hsg. (Earthquake Rehabilitation)[1]	5.900	01/01/2030	02/28/2017	A	30,051
5,000,000	Los Angeles, CA Unified School District[1]	4.500	01/01/2028	07/01/2017	A	5,076,300
325,000	Madera County, CA Board of Education COP[1]	6.125	10/01/2036	10/01/2021	A	392,002

37      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,015,000	Madera County, CA COP (Valley Children’s Hospital)[1]	5.000%	03/15/2023	02/28/2017	A	$1,018,167
455,000	Madera County, CA COP (Valley Children’s Hospital)[1]	5.750	03/15/2028	02/28/2017	A	456,410
1,285,000	Manteca, CA Unified School District Special Tax Community Facilities District No. 1989[1]	5.000	09/01/2027	09/01/2023	A	1,451,382
1,025,000	Marysville, CA (Fremont-Rideout Health Group/Rideout Memorial Hospital/United Com-Serve Obligated Group)[1]	5.250	01/01/2027	01/01/2021	A	1,030,166
20,000	Maywood, CA Public Financing Authority	6.500	09/01/2018	02/28/2017	A	20,053
5,000	Milpitas, CA Improvement Bond Act 1915	5.700	09/02/2018	03/02/2017	A	5,164
400,000	Modesto, CA COP (Golf Course)[1]	5.000	11/01/2023	01/11/2021	B	424,092
1,000,000	Monrovia, CA Redevel. Agency (Central Redev. Project Area No. 1)[1]	5.000	08/01/2026	08/01/2022	A	1,096,060
2,000,000	Montclair, CA Redevel. Agency Tax Allocation[1]	5.300	10/01/2030	02/28/2017	A	2,004,560
470,000	Montebello, CA Public Financing Authority (Montebello Hotel)[1]	5.000	12/01/2024	12/01/2017	A	482,596
1,050,000	Montebello, CA Public Financing Authority (Montebello Hotel)[1]	5.000	12/01/2028	12/01/2017	A	1,074,602
40,000	Monterey, CA Joint Powers Financing Authority (Materials Recovery Facilities)[1]	5.750	03/01/2017	03/01/2017		40,166
355,000	Moreno Valley, CA Unified School District Community Facilities District No. 2005-5	5.500	09/01/2031	03/01/2017	A	366,129
100,000	National City, CA Community Devel. Commission Tax Allocation (National City Redevel.)[1]	5.250	08/01/2019	08/01/2019		109,244
835,000	Northern, CA Inyo County Local Hospital District[1]	6.375	12/01/2025	12/01/2020	A	890,736
10,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)	6.000	06/01/2019	06/01/2017	A	10,104
50,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)	6.100	06/01/2027	06/01/2017	A	50,258
750,000	Oakland, CA Unified School District[1]	5.000	08/01/2022	01/15/2021	B	849,998
5,000,000	Oakland, CA Unified School District[1]	5.000	08/01/2030	08/01/2026	A	5,915,800
5,000,000	Oakland, CA Unified School District[1]	5.000	08/01/2031	08/01/2026	A	5,866,450
2,000,000	Oakland, CA Unified School District[1]	6.000	08/01/2026	08/01/2018	A	2,138,180

38      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,000,000	Oakland, CA Unified School District[1]	6.125%	08/01/2029	08/01/2019	A	$1,122,080
685,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2026	09/01/2023	A	745,349
745,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2027	09/01/2023	A	806,381
805,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2028	09/01/2023	A	866,760
1,055,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500	09/02/2020	03/02/2017	A	1,059,051
900,000	Orange County, CA Airport[1]	5.750	07/01/2034	07/01/2017	A	917,325
45,000	Orange County, CA Community Facilities District[1]	5.250	08/15/2019	02/28/2017	A	45,147
20,000	Orange County, CA Improvement Bond Act 1915 (Irvine Coast Assessment)	5.500	09/02/2018	03/02/2017	A	20,068
5,000	Orange County, CA Water District[1]	5.000	08/15/2017	02/28/2017	A	5,080
1,500,000	Orange, CA Community Facilities District Special Tax (Serrano Heights Public Improvements)[1]	5.000	10/01/2028	10/01/2022	A	1,660,770
255,000	Oro Grande, CA Elementary District COP[1]	5.625	09/15/2030	09/15/2020	A	282,260
100,000	Oxnard, CA Financing Authority[1]	5.000	06/01/2036	02/28/2017	A	100,304
50,000	Oxnard, CA Financing Authority[1]	5.300	06/01/2029	06/01/2021	A	56,086
2,000,000	Oxnard, CA Financing Authority Wastewater[1]	5.000	06/01/2029	06/01/2024	A	2,286,240
845,000	Oxnard, CA Harbor District[1]	5.000	08/01/2020	08/01/2020		917,831
460,000	Oxnard, CA School District[1]	5.000	08/01/2026	08/01/2023	A	527,634
530,000	Oxnard, CA School District[1]	5.000	08/01/2027	08/01/2023	A	603,755
15,000	Palm Desert, CA Financing Authority[1]	4.600	04/01/2022	04/01/2017	A	15,098
125,000	Palm Desert, CA Financing Authority[1]	5.000	04/01/2025	04/01/2017	A	125,896
50,000	Palm Desert, CA Financing Authority[1]	5.000	04/01/2026	04/01/2017	A	50,359
55,000	Palm Desert, CA Financing Authority[1]	5.000	04/01/2027	04/01/2017	A	55,394
360,000	Palm Desert, CA Financing Authority[1]	5.000	04/01/2030	04/01/2017	A	362,581
45,000	Palm Desert, CA Financing Authority[1]	5.200	10/01/2028	04/01/2017	A	45,338
220,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	6.000	07/01/2018	02/28/2017	A	220,266

39      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$130,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs Regional Airport)	5.250%	01/01/2022	02/28/2017	A	$130,471
125,000	Palmdale, CA Community Facilities District Special Tax	5.400	09/01/2035	03/01/2017	A	125,126
15,000	Palmdale, CA COP (Park Improvement and Avenue South Construction)[1]	5.000	09/01/2017	02/28/2017	A	15,049
30,000	Palmdale, CA COP (Park Improvement and Avenue South Construction)[1]	5.000	09/01/2024	02/28/2017	A	30,099
35,000	Palmdale, CA COP (Park Improvement and Avenue South Construction)[1]	5.000	09/01/2032	02/28/2017	A	35,086
195,000	Palmdale, CA Elementary School District Special Tax Community Facilities District No. 90-1[1,4]	5.700	08/01/2018	03/17/2017	A	195,743
175,000	Palo Alto, CA Utility[1]	5.250	06/01/2021	06/01/2017	A	177,520
15,000	Palo Alto, CA Utility[1]	5.250	06/01/2024	06/01/2017	A	15,215
1,625,000	Palomar, CA Health[1]	5.000	11/01/2031	11/01/2026	A	1,725,360
185,000	Perris, CA Elementary School District[1]	6.000	08/01/2027	08/01/2024	A	227,398
205,000	Perris, CA Elementary School District[1]	6.000	08/01/2028	08/01/2024	A	250,951
545,000	Perris, CA Joint Powers Authority	5.000	09/01/2025	09/01/2023	A	599,064
390,000	Perris, CA Public Financing Authority[1]	7.000	10/01/2033	10/01/2018	A	424,199
20,000	Petaluma, CA Improvement Bond Act 1915	6.000	09/02/2020	03/02/2017	A	20,062
2,265,000	Pico Rivera, CA Public Financing Authority[1]	5.500	09/01/2031	09/01/2019	A	2,513,018
30,000	Pomona, CA Public Financing Authority[1]	5.000	02/01/2024	02/28/2017	A	30,091
25,000	Pomona, CA Public Financing Authority[1]	5.250	02/01/2018	02/28/2017	A	25,090
35,000	Pomona, CA Public Financing Authority (Merfed Redevel.)[1]	5.000	02/01/2027	02/28/2017	A	35,113
400,000	Pomona, CA Public Financing Authority (Merfed Redevel.)	5.250	02/01/2020	02/28/2017	A	401,424
40,000	Poway, CA Hsg. (Poinsettia Mobile Home Park)[1]	5.000	05/01/2023	02/28/2017	A	40,089
855,000	Poway, CA Unified School District Public Financing Authority Special Tax[1]	5.000	09/15/2025	09/15/2023	A	969,023
1,210,000	Poway, CA Unified School District Public Financing Authority Special Tax[1]	5.000	09/15/2029	09/15/2023	A	1,348,763

40      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,800,000	Rancho Cucamonga, CA Community Facilities District Special Tax No. 2003-1	5.750%	09/01/2028	09/01/2018	A	$1,863,954
20,000	Rancho Mirage, CA Improvement Bond Act 1915	5.500	09/02/2024	03/02/2017	A	20,022
30,000	Rancho Mirage, CA Improvement Bond Act 1915	5.750	09/02/2022	03/02/2017	A	30,060
20,000	Rancho Mirage, CA Improvement Bond Act 1915	5.750	09/02/2026	03/02/2017	A	20,020
25,000	Redding, CA Redevel. Agency (Redding School District)[1]	5.000	09/01/2021	02/28/2017	A	25,084
30,000	Redding, CA Redevel. Agency (Redding School District)[1]	5.000	09/01/2026	02/28/2017	A	30,097
100,000	Redding, CA Redevel. Agency (Redding School District)[1]	5.125	09/01/2030	02/28/2017	A	100,278
25,000	Redding, CA Redevel. Agency (Shastec Redevel.)[1]	5.000	09/01/2017	02/28/2017	A	25,073
10,000	Redlands, CA Community Facilities District	5.850	09/01/2033	03/01/2017	A	10,015
20,000	Redlands, CA Unified School District[1]	5.000	07/01/2022	02/28/2017	A	20,068
25,000	Redlands, CA Unified School District[1]	5.000	07/01/2026	02/28/2017	A	25,085
690,000	Redwood City, CA Special Tax	5.000	09/01/2029	09/01/2022	A	734,615
25,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.050	09/01/2017	03/01/2017	A	25,089
65,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.125	09/01/2018	03/01/2017	A	65,235
100,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.200	09/01/2019	03/01/2017	A	100,368
100,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.250	09/01/2020	03/01/2017	A	100,372
50,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.250	09/01/2021	03/01/2017	A	50,186
6,530,000	Richmond, CA Joint Powers Financing Authority[1]	5.500	11/01/2029	12/03/2024	A	7,383,079
20,000	Rio Hondo, CA Community College District[1]	5.000	08/01/2017	02/28/2017	A	20,069
450,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2028	09/01/2022	A	481,203
3,820,000	Riverside County, CA Infrastructure Financing Authority[1]	5.000	11/01/2027	11/01/2025	A	4,468,521
65,000	Riverside County, CA Public Financing Authority[1]	5.250	10/01/2017	02/28/2017	A	65,237
5,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor Redevel. Project)1	5.000	10/01/2022	02/28/2017	A	5,017

41      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$235,000	Riverside County, CA Public Financing Authority COP	5.750%	05/15/2019	05/29/2018	B	$208,238
305,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	5.750	10/01/2020	10/01/2020		348,368
315,000	Riverside, CA Improvement Bond Act 1915 (Riverside Auto Center Assessment District)	5.000	09/02/2023	03/02/2017	A	325,001
335,000	Riverside, CA Improvement Bond Act 1915 (Riverside Auto Center Assessment District)	5.000	09/02/2024	03/02/2017	A	345,563
200,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Business)	6.250	09/02/2029	03/02/2017	A	200,400
1,640,000	Riverside, CA Public Financing Authority[1]	5.000	11/01/2027	11/01/2022	A	1,854,971
1,155,000	Riverside, CA Public Financing Authority[1]	5.000	11/01/2028	11/01/2022	A	1,303,868
100,000	Riverside, CA Public Financing Authority (University Corridor/ Sycamore)[1]	5.000	08/01/2019	08/01/2017	A	101,660
100,000	Rocklin, CA Unified School District Community Facilities District No. 1[1]	5.000	09/01/2025	02/28/2017	A	100,329
85,000	Romoland, CA School District Special Tax	6.375	09/01/2033	03/01/2017	A	85,166
45,000	Romoland, CA School District Special Tax	6.375	09/01/2033	03/01/2017	A	45,088
365,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2025	09/01/2023	A	401,208
440,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2026	09/01/2023	A	480,388
405,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2027	09/01/2023	A	439,109
500,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2028	09/01/2023	A	540,180
110,000	Romoland, CA School District Special Tax Community Facilities District No. 91-1	5.400	09/01/2028	03/01/2017	A	110,155
190,000	Roseville, CA Natural Gas Finance Authority[1]	5.000	02/15/2021	02/15/2021		208,215
80,000	Roseville, CA Natural Gas Finance Authority[1]	5.000	02/15/2023	02/15/2023		89,386
265,000	Roseville, CA Natural Gas Finance Authority[1]	5.000	02/15/2024	02/15/2024		298,046
100,000	Roseville, CA Natural Gas Finance Authority[1]	5.000	02/15/2025	02/15/2025		113,123

42      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
California (Continued)
$795,000	Sacramento County, CA (Juvenile Courthouse) COP[1]	5.000%		12/01/2021	02/28/2017	A	$797,671
555,000	Sacramento County, CA (Juvenile Courthouse) COP[1]	5.000		12/01/2022	02/28/2017	A	556,854
430,000	Sacramento County, CA (Juvenile Courthouse) COP[1]	5.000		12/01/2023	02/28/2017	A	431,415
600,000	Sacramento County, CA Airport System[1]	5.000		07/01/2022	07/01/2018	A	630,408
100,000	Sacramento County, CA Airport System[1]	5.500		07/01/2027	07/01/2018	A	105,563
35,000	Sacramento County, CA COP	4.750		10/01/2017	02/28/2017	A	35,091
2,975,000	Sacramento County, CA COP[1]	5.750		02/01/2030	02/01/2020	A	3,258,250
400,000	Sacramento County, CA Hsg. Authority (Vintage Willow Creek Senior Apartments)	5.250		06/01/2027	02/28/2017	A	400,852
5,000	Sacramento County, CA Public Financing Authority (County & City Redevel.)[1]	5.000		12/01/2022	02/28/2017	A	5,016
15,000	Sacramento County, CA Public Financing Authority (County & City Redevel.)[1]	5.125		12/01/2028	02/28/2017	A	15,049
590,000	Sacramento, CA City Financing Authority (North Natomas CFD No. 2)	6.250		09/01/2023	03/01/2017	A	591,375
1,840,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)[1]	5.000		09/01/2024	03/01/2023	A	2,072,226
850,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)[1]	5.000		09/01/2025	03/01/2023	A	953,573
785,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)[1]	5.000		09/01/2026	03/01/2023	A	883,141
455,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)[1]	5.000		09/01/2027	03/01/2023	A	507,298
1,235,000	Sacramento, CA Municipal Utility District[1]	5.000		07/01/2030	07/01/2025	A	1,438,466
55,000	Saddleback Valley, CA Unified School District[1]	5.650		09/01/2017	02/28/2017	A	55,220
65,000	Salinas, CA Redevel. Agency Tax Allocation (Central City Revitalization)[1]	5.500		11/01/2023	02/28/2017	A	65,242
20,000	San Bernardino County, CA (Single Family Mtg.)	3.974	[2]	05/01/2031	02/28/2017	A	9,411
200,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.000		08/01/2026	02/28/2017	A	200,592
180,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.000		08/01/2028	05/18/2027	B	180,000

43      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$10,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750%	10/01/2018	10/01/2018		$10,675
200,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2019	10/01/2019		220,390
50,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2022	10/01/2022		58,455
180,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2023	10/01/2023		211,901
70,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2023	10/01/2023		82,406
200,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500	09/01/2020	03/27/2019	B	199,508
440,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500	09/01/2024	03/27/2023	B	433,954
150,000	San Bernardino, CA Mountains Community Hospital District COP	5.000	02/01/2017	02/01/2017		150,000
25,000	San Bernardino, CA Redevel. Agency (Ramona Senior Complex)	7.875	07/01/2025	07/01/2017	A	25,331
50,000	San Bruno, CA Police Facilities Financing[1]	5.250	02/01/2021	02/28/2017	A	50,174
1,520,000	San Diego County, CA Regional
	Airport Authority[1]	5.000	07/01/2026	07/01/2023	A	1,727,571
95,000	San Diego County, CA Water Authority[1]	4.750	05/01/2028	02/28/2017	A	95,289
545,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2025	09/01/2023	A	599,064
610,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2027	09/01/2023	A	661,374
640,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2028	09/01/2023	A	691,430
720,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2030	09/01/2023	A	770,170
165,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2021	09/02/2018	A	171,310
170,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2022	09/02/2018	A	175,901
180,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2023	09/02/2018	A	185,614
190,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2024	09/02/2018	A	195,200
195,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2025	09/02/2018	A	199,497
210,000	San Diego, CA Improvement Bond Act 1915	5.125	09/02/2026	09/02/2018	A	214,855
220,000	San Diego, CA Improvement Bond Act 1915	5.125	09/02/2027	09/02/2018	A	224,664

44      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$230,000	San Diego, CA Improvement Bond Act 1915	5.250%	09/02/2028	09/02/2018	A	$235,090
245,000	San Diego, CA Improvement Bond Act 1915	5.375	09/02/2029	09/02/2018	A	250,623
255,000	San Diego, CA Improvement Bond Act 1915	5.375	09/02/2030	09/02/2018	A	260,628
265,000	San Diego, CA Improvement Bond Act 1915	5.500	09/02/2031	09/02/2018	A	271,000
285,000	San Diego, CA Improvement Bond Act 1915	5.500	09/02/2032	09/02/2018	A	291,099
1,250,000	San Diego, CA Public Facilities Financing Authority[1]	5.000	10/15/2033	10/15/2025	A	1,418,713
1,000,000	San Diego, CA Public Facilities Financing Authority[1]	5.000	10/15/2034	10/15/2025	A	1,130,100
1,000,000	San Diego, CA Public Facilities Financing Authority (Ballpark)[1]	5.250	02/15/2032	02/15/2017	A	1,001,770
100,000	San Diego, CA Redevel. Agency (Centre City)[1]	5.200	09/01/2019	02/28/2017	A	100,354
95,000	San Diego, CA Redevel. Agency (Centre City)[1]	5.250	09/01/2026	02/28/2017	A	95,329
770,000	San Diego, CA Redevel. Agency (Centre City)[1]	6.400	09/01/2019	02/28/2017	A	773,003
325,000	San Francisco, CA City & County Airports Commission[1]	5.250	01/01/2026	02/28/2017	A	331,175
7,500,000	San Francisco, CA City & County Airports Commission[1]	5.500	05/01/2027	05/01/2018	A	7,858,500
3,040,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2019	02/28/2017	A	3,097,760
165,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2020	02/28/2017	A	168,135
120,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2021	02/28/2017	A	122,280
1,385,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2022	02/28/2017	A	1,411,315
100,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2023	02/28/2017	A	101,900
325,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2024	02/28/2017	A	331,175
75,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2027	02/28/2017	A	76,425
725,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	6.100	01/01/2020	02/28/2017	A	728,118

45      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$510,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	6.125%	01/01/2027	02/28/2017	A	$512,152
35,000	San Francisco, CA City & County Improvement Bond Act 1915	6.850	09/02/2026	03/02/2017	A	36,144
500,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2023	08/01/2022	A	562,840
1,600,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2025	08/01/2022	A	1,748,768
1,250,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2026	08/01/2022	A	1,358,488
115,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.000	08/01/2029	08/01/2019	A	128,686
920,000	San Gorgonio, CA Memorial Health Care District[1]	5.000	08/01/2024	08/01/2020	A	1,003,775
925,000	San Jacinta, CA Community Facilities District	5.000	09/01/2026	09/01/2026		1,042,734
15,000	San Jose, CA (Libraries & Parks)[1]	5.000	09/01/2017	02/28/2017	A	15,052
235,000	San Jose, CA (Libraries & Parks)[1]	5.000	09/01/2018	02/28/2017	A	235,808
85,000	San Jose, CA (Libraries & Parks)[1]	5.100	09/01/2020	02/28/2017	A	85,301
50,000	San Jose, CA (Libraries & Parks)[1]	5.100	09/01/2022	02/28/2017	A	50,176
105,000	San Jose, CA (Libraries & Parks)[1]	5.100	09/01/2025	02/28/2017	A	105,369
30,000	San Jose, CA (Libraries, Parks & Public Safety)[1]	5.000	09/01/2017	02/28/2017	A	30,102
50,000	San Jose, CA (Libraries, Parks & Public Safety)[1]	5.000	09/01/2020	02/28/2017	A	50,170
105,000	San Jose, CA (Libraries, Parks & Public Safety)[1]	5.000	09/01/2022	02/28/2017	A	105,357
15,000	San Jose, CA (Libraries, Parks & Public Safety)[1]	5.000	09/01/2030	02/28/2017	A	15,050
1,760,000	San Jose, CA Airport[1]	5.000	03/01/2037	03/01/2017	A	1,765,386
1,000,000	San Jose, CA Airport[1]	6.250	03/01/2034	03/01/2021	A	1,149,520
15,000	San Jose, CA Finance Authority (4th & San Fernando Parking Facility)[1]	5.000	09/01/2024	02/28/2017	A	15,049
25,000	San Jose, CA Finance Authority (4th & San Fernando Parking Facility)[1]	5.000	09/01/2026	02/28/2017	A	25,082
90,000	San Jose, CA Finance Authority (Convention Center)[1]	5.000	09/01/2017	02/28/2017	A	90,316
50,000	San Jose, CA Finance Authority (Convention Center)[1]	5.000	09/01/2018	02/28/2017	A	50,174
280,000	San Jose, CA Finance Authority (Convention Center)[1]	5.000	09/01/2019	02/28/2017	A	280,966

46      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
California (Continued)
$25,000	San Jose, CA Improvement Bond Act 1915	5.700%		09/02/2018	03/02/2017	A	$25,831
95,000	San Jose, CA Improvement Bond Act 1915	5.750		09/02/2019	03/02/2017	A	98,141
60,000	San Jose, CA Improvement Bond Act 1915	5.750		09/02/2020	03/02/2017	A	61,971
235,000	San Jose, CA Multifamily Hsg. (Almaden Senior Hsg. Partners)[1]	5.350	[6]	07/15/2034	07/15/2017	A	237,684
25,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)[1]	6.100		01/01/2031	02/28/2017	A	25,016
355,000	San Jose, CA Redevel. Agency[1]	5.000		08/01/2017	02/28/2017	A	356,200
1,570,000	San Jose, CA Redevel. Agency[1]	5.000		08/01/2019	02/28/2017	A	1,590,473
165,000	San Jose, CA Redevel. Agency	5.000		08/01/2020	02/28/2017	A	165,551
25,000	San Jose, CA Redevel. Agency[1]	5.000		08/01/2023	08/01/2017	A	25,487
75,000	San Jose, CA Redevel. Agency[1]	5.000		08/01/2026	08/01/2017	A	76,460
45,000	San Jose, CA Redevel. Agency	5.000		08/01/2028	02/28/2017	A	45,148
20,000	San Jose, CA Redevel. Agency[1]	5.750		08/01/2017	02/28/2017	A	20,081
5,300,000	San Jose, CA Redevel. Agency[1]	5.850		08/01/2027	02/28/2017	A	5,320,511
200,000	San Jose, CA Redevel. Agency[1]	6.375		08/01/2021	08/01/2018	A	212,284
20,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	4.000		08/01/2017	02/28/2017	A	20,051
25,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000		08/01/2019	02/28/2017	A	25,084
255,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000		08/01/2022	08/01/2017	A	260,003
210,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000		08/01/2023	08/01/2017	A	214,110
100,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000		08/01/2024	08/01/2017	A	101,967
30,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000		08/01/2025	08/01/2017	A	30,587
500,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000		08/01/2026	02/28/2017	A	501,345
115,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000		08/01/2027	02/28/2017	A	116,478
1,210,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.250		08/01/2019	02/28/2017	A	1,214,344
5,000	San Jose, CA Redevel. Agency Tax Allocation[1]	5.600		08/01/2019	02/28/2017	A	5,020
50,000	Santa Ana, CA Community Redevel. Agency (South Main Street)[1]	5.000		09/01/2017	02/28/2017	A	50,165
105,000	Santa Barbara, CA Redevel. Agency (Central City)[1]	5.000		03/01/2018	02/28/2017	A	105,359
60,000	Santa Barbara, CA Redevel. Agency (Central City)[1]	5.000		03/01/2019	02/28/2017	A	60,204
15,000	Santa Clara County, CA Hsg. Authority (John Burns Gardens Apartments)[1]	5.700		08/01/2021	05/20/2017	A	15,210

47     OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,715,000	Santa Clara County, CA Hsg. Authority (John Burns Gardens Apartments)[1]	5.850%	08/01/2031	02/28/2017	A	$1,716,321
70,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1,4]	5.700	08/01/2021	02/26/2017	A	70,116
400,000	Santa Clara, CA Redevel. Agency (Bayshore North)[1]	5.000	06/01/2020	06/01/2017	A	405,164
500,000	Santa Clara, CA Redevel. Agency (Bayshore North)[1]	5.000	06/01/2022	06/01/2017	A	506,540
635,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2023	11/15/2022	A	706,463
325,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2024	11/15/2022	A	360,662
925,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2025	11/15/2022	A	1,015,965
785,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2027	11/15/2022	A	856,765
1,170,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2028	11/15/2022	A	1,273,019
20,000	Santa Nella County, CA Water District	6.250	09/02/2028	11/23/2023	B	18,924
20,000	Santa Rosa, CA Improvement Bond Act 1915 (Nielson Ranch)	6.700	09/02/2022	03/02/2017	A	20,066
30,000	Santa Rosa, CA Water[1]	5.000	09/01/2028	02/28/2017	A	30,696
710,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2025	09/01/2023	A	780,432
770,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2026	09/01/2023	A	840,678
830,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2027	09/01/2023	A	899,903
895,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2028	09/01/2023	A	966,922
1,390,000	Selma, CA Redevel. Agency	5.750	09/01/2024	02/28/2017	A	1,391,863
10,000	Sequoia, CA Hospital District	5.375	08/15/2023	05/09/2018	A	10,673
400,000	Sierra View, CA Local Health Care District	5.250	07/01/2024	07/01/2017	A	407,524
40,000	Signal Hill CA Redevel. Agency[1]	5.250	10/01/2024	10/01/2019	A	43,310
25,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)[1]	5.000	09/01/2030	02/28/2017	A	25,070

48       OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$525,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)[1]	5.250%	09/01/2019	02/28/2017	A	$526,885
25,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)[1]	5.250	09/01/2021	02/28/2017	A	25,088
1,020,000	Sonora, CA Union High School District[1]	5.625	08/01/2029	08/01/2023	A	1,190,167
1,925,000	South Gate, CA Utility Authority[1]	5.250	10/01/2027	10/01/2022	A	2,219,236
20,000	South Orange County, CA Public Financing Authority[1]	5.250	08/15/2018	02/28/2017	A	20,072
20,000	South Orange County, CA Public Financing Authority[1]	5.800	09/02/2018	03/02/2017	A	20,085
250,000	South Orange County, CA Public Financing Authority (Ladera Ranch)[1]	5.000	08/15/2024	02/28/2017	A	250,758
260,000	Southern CA Mono Health Care District[1]	5.000	08/01/2021	08/01/2021		285,649
925,000	Southern CA Public Power Authority[1]	5.000	11/01/2018	11/01/2018		979,695
5,000	Southern CA Public Power Authority[1]	5.500	07/01/2020	02/28/2017	A	5,019
25,000	Southern CA Public Power Authority[1]	5.500	07/01/2020	02/28/2017	A	25,097
20,000	Southern CA Public Power Authority[1]	5.750	07/01/2021	02/28/2017	A	20,082
300,000	Southern CA Public Power Authority[1]	6.000	07/01/2025	07/01/2018	A	321,354
3,735,000	Southern CA Tobacco Securitization Authority[1]	4.750	06/01/2025	02/28/2017	A	3,772,275
40,000	Stockton, CA Improvement Bond Act 1915	5.800	09/02/2020	03/02/2017	A	40,118
25,000	Stockton, CA Public Financing Authority (Parking & Capital Projects)1	5.375	09/01/2021	09/01/2021		24,725
25,000	Stockton-East, CA Water District[1]	5.000	04/01/2019	02/28/2017	A	25,058
10,000	Sunnyvale, CA COP (Parking Facility)[1]	5.000	10/01/2017	02/28/2017	A	10,034
25,000	Sunnyvale, CA COP (Parking Facility)[1]	5.000	10/01/2022	02/28/2017	A	25,086
300,000	Sutter Butte, CA Flood Agency Assessment[1]	5.000	10/01/2025	10/01/2023	A	347,079
415,000	Sutter Butte, CA Flood Agency Assessment[1]	5.000	10/01/2026	10/01/2023	A	477,026
700,000	Sutter Butte, CA Flood Agency Assessment[1]	5.000	10/01/2027	10/01/2023	A	799,204
1,465,000	Sutter Butte, CA Flood Agency Assessment[1]	5.000	10/01/2028	10/01/2023	A	1,664,240

49      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,490,000	Sutter Butte, CA Flood Agency Assessment[1]	5.000%	10/01/2029	10/01/2023	A	$1,683,685
2,565,000	Sweetwater, CA Union High School District[1]	5.000	09/01/2027	02/28/2017	A	2,573,439
115,000	Sweetwater, CA Union High School District[1]	5.000	09/01/2029	02/28/2017	A	115,378
825,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.250	09/01/2028	09/01/2022	A	892,543
50,000	Temecula, CA Redevel. Agency[1]	5.000	08/01/2020	02/28/2017	A	50,662
500,000	Temecula, CA Redevel. Agency[1]	5.125	08/01/2027	02/28/2017	A	506,945
270,000	Torrance, CA Redevel. Agency[1]	5.500	09/01/2028	02/28/2017	A	270,354
10,000	Torrance, CA Redevel. Agency (Downtown Redevel.)[1]	5.550	09/01/2018	02/28/2017	A	10,029
40,000	Tracy, CA Community Facilities District	6.300	09/01/2026	02/28/2017	A	40,094
25,000	Tracy, CA Community Facilities District (205 Parcel Glen)	6.250	09/01/2032	02/28/2017	A	25,047
30,000	Truckee-Donner, CA Public Utility District Special Tax	5.800	09/01/2035	05/26/2033	B	29,353
280,000	Turlock, CA Health Facility (Emanuel Medical Center) COP	5.000	10/15/2017	10/15/2017		288,187
420,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)[1]	5.000	09/01/2024	09/01/2023	A	484,369
445,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)[1]	5.000	09/01/2025	09/01/2023	A	508,746
470,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)[1]	5.000	09/01/2026	09/01/2023	A	533,168
490,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)[1]	5.000	09/01/2027	09/01/2023	A	553,548
515,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)[1]	5.000	09/01/2028	09/01/2023	A	578,500
125,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.125	09/01/2026	09/01/2021	A	150,405
250,000	Ukiah, CA Redevel. Agency (Ukiah Redevel.)[1]	6.500	12/01/2028	06/01/2021	A	291,063
7,910,000	University of California[1]	5.000	05/15/2034	05/15/2026	A	9,197,827
215,000	Vacaville, CA Redevel. Agency (Vacaville Community Hsg.)[1]	6.000	11/01/2024	02/28/2017	A	215,415
1,555,000	Val Verde, CA Unified School District[1]	5.000	08/01/2027	08/01/2025	A	1,829,007
1,640,000	Val Verde, CA Unified School District[1]	5.000	08/01/2028	08/01/2025	A	1,917,882

50    OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$100,000	Vallejo City, CA Unified School District	5.000%	08/01/2027	02/28/2017	A	$100,340
325,000	Vallejo City, CA Unified School District Special Tax Community Facilities District No. 2[1]	5.000	09/01/2019	02/28/2017	A	325,985
175,000	Vallejo City, CA Unified School District Special Tax Community Facilities District No. 2[1]	5.000	09/01/2026	02/28/2017	A	175,530
20,000	Vallejo, CA Public Financing Authority, Series A	7.500	09/01/2020	03/01/2017	A	20,068
30,000	Vallejo, CA Quadrant Improvement District No. 001	6.000	09/01/2017	03/01/2017	A	30,088
30,000	Vallejo, CA Quadrant Improvement District No. 001	6.000	09/01/2026	03/01/2017	A	30,033
30,000	Vallejo, CA Quadrant Improvement District No. 001	6.125	09/01/2034	03/01/2017	A	30,046
270,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)	5.050	12/01/2026	02/28/2017	A	270,254
140,000	Vernon, CA Electric System	5.125	08/01/2021	01/22/2019	C	149,660
315,000	Vernon, CA Electric System[1]	5.125	08/01/2021	01/08/2019	A	339,340
850,000	Vernon, CA Electric System[1]	5.125	08/01/2033	08/01/2022	A	929,008
25,000	Victorville, CA Redevel. Agency (Bear Valley Road)[1]	5.125	12/01/2031	02/28/2017	A	25,073
100,000	Vista, CA Joint Powers Financing Authority[1]	6.100	10/01/2021	04/01/2017	A	100,898
10,000	Vista, CA Unified School District1	5.125	05/01/2023	05/01/2017	A	10,099
5,000	Wasco, CA Public Financing Authority	7.500	09/15/2023	02/28/2017	A	5,018
1,040,000	Washington Township, CA Health Care District[1]	5.000	07/01/2021	07/01/2017	A	1,053,426
85,000	West Covina, CA Redevel. Agency (Executive Lodge Apartments)[1]	5.300	09/01/2025	03/01/2017	A	85,320
875,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.000	09/01/2026	09/01/2021	A	1,058,269
1,000,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.250	09/01/2031	09/01/2021	A	1,218,020
135,000	West Valley-Mission, CA Community College District[1]	5.000	08/01/2022	02/28/2017	A	135,463
2,335,000	Western Riverside County, CA Trust & Wastewater Finance Authority[1]	5.000	09/01/2025	09/01/2023	A	2,628,860
1,190,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000	09/01/2025	09/01/2018	A	1,220,738

51       OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
California (Continued)
$1,295,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000%		09/01/2027	09/01/2018	A	$1,323,555
835,000	William S. Hart CA Union High School District	5.000		09/01/2025	09/01/2023	A	917,832
260,000	Yorba Linda, CA Redevel. Agency Tax Allocation[1]	5.250		09/01/2023	03/01/2017	A	260,447
155,000	Yuba County, CA COP[1]	5.000		02/01/2024	08/01/2020	A	168,524
165,000	Yuba County, CA COP[1]	5.000		02/01/2025	08/01/2020	A	179,396
170,000	Yuba County, CA COP[1]	5.000		02/01/2026	08/01/2020	A	184,238
180,000	Yuba County, CA COP[1]	5.000		02/01/2027	08/01/2020	A	194,447
190,000	Yuba County, CA COP[1]	5.000		02/01/2028	08/01/2020	A	205,249
200,000	Yuba County, CA COP[1]	5.000		02/01/2029	08/01/2020	A	216,750

							452,967,858
U.S. Possessions—16.9%
1,250,000	Guam International Airport Authority[1]	6.000		10/01/2023	08/01/2018	A	1,315,987
100,000	Guam Power Authority, Series A1	5.000		10/01/2019	10/01/2019		108,088
150,000	Guam Power Authority, Series A1	5.000		10/01/2020	10/01/2020		165,046
150,000	Guam Power Authority, Series A1	5.000		10/01/2021	10/01/2021		167,536
155,000	Guam Power Authority, Series A1	5.000		10/01/2022	10/01/2022		175,350
265,000	Guam Power Authority, Series A1	5.000		10/01/2025	10/01/2022	A	299,455
225,000	Guam Power Authority, Series A1	5.000		10/01/2026	10/01/2022	A	253,874
155,000	Guam Power Authority, Series A1	5.000		10/01/2027	10/01/2022	A	174,891
22,134,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	05/15/2017	A	22,132,008
7,320,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	05/15/2017	A	7,319,268
2,000,000	Puerto Rico Commonwealth GO7	5.000		07/01/2020	07/01/2020		1,311,660
200,000	Puerto Rico Commonwealth GO7	5.000		07/01/2022	07/01/2022		131,038
1,145,000	Puerto Rico Commonwealth GO7	5.250		07/01/2030	05/09/2029	B	738,410
100,000	Puerto Rico Commonwealth GO7	5.375		07/01/2030	07/01/2030		64,490
205,000	Puerto Rico Commonwealth GO8,10	5.500		07/01/2017	07/01/2017		165,025
170,000	Puerto Rico Commonwealth GO1,11	5.500		07/01/2018	07/01/2018		177,196
1,270,000	Puerto Rico Commonwealth GO11	5.500		07/01/2020	07/01/2020		1,346,048
560,000	Puerto Rico Commonwealth GO7	5.625		07/01/2031	02/04/2031	B	361,144
370,000	Puerto Rico Commonwealth GO1,11	6.000		07/01/2027	07/01/2018	A	382,402
2,000,000	Puerto Rico Commonwealth GO7	6.000		07/01/2029	07/01/2029		1,304,800
75,000	Puerto Rico Commonwealth GO1,11	6.125	[3]	07/01/2024	04/23/2021	B	80,638
207,894	Puerto Rico Electric Power Authority	10.000		07/01/2019	07/01/2019		164,168
207,894	Puerto Rico Electric Power Authority	10.000		07/01/2019	07/01/2019		164,168

52       OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$253,420	Puerto Rico Electric Power Authority	10.000%	01/01/2021	01/01/2021		$195,458
253,421	Puerto Rico Electric Power Authority	10.000	07/01/2021	07/01/2021		195,459
84,474	Puerto Rico Electric Power Authority	10.000	01/01/2022	01/01/2022		64,926
84,473	Puerto Rico Electric Power Authority	10.000	07/01/2022	07/01/2022		64,925
3,000,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2028	07/01/2028		1,952,400
500,000	Puerto Rico Electric Power Authority, Series CCC[9]	5.250	07/01/2028	07/01/2028		325,400
175,000	Puerto Rico Electric Power Authority, Series PP11	5.000	07/01/2022	02/28/2017	A	175,280
300,000	Puerto Rico Electric Power Authority, Series PP11	5.000	07/01/2025	02/28/2017	A	300,384
3,460,000	Puerto Rico Electric Power Authority, Series RR11	5.000	07/01/2023	02/28/2017	A	3,500,205
230,000	Puerto Rico Electric Power Authority, Series RR11	5.000	07/01/2024	02/28/2017	A	232,673
25,000	Puerto Rico Electric Power Authority, Series SS11	5.000	07/01/2025	02/28/2017	A	25,290
455,000	Puerto Rico Electric Power Authority, Series UU11	5.000	07/01/2024	07/01/2017	A	458,663
2,015,000	Puerto Rico Electric Power Authority, Series WW9	5.500	07/01/2018	07/01/2018		1,352,528
990,000	Puerto Rico Electric Power Authority, Series ZZ9	5.000	07/01/2017	07/01/2017		698,079
40,000	Puerto Rico Electric Power Authority, Series ZZ9	5.000	07/01/2018	07/01/2018		26,811
9,000,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250	07/01/2026	07/01/2026		5,859,000
150,000	Puerto Rico Government Devel. Bank[7]	5.000	12/01/2016	12/01/2016		34,687
15,000	Puerto Rico HFA[1]	5.500	12/01/2019	12/01/2018	A	15,982
215,000	Puerto Rico Highway & Transportation Authority[8,10]	5.250	07/01/2018	07/01/2018		130,075
1,000,000	Puerto Rico Highway & Transportation Authority[8,10]	5.250	07/01/2022	07/01/2022		605,000
750,000	Puerto Rico Highway & Transportation Authority[8,10]	5.750	07/01/2020	07/01/2020		453,750
70,000	Puerto Rico Highway & Transportation Authority, Series G8,10	5.000	07/01/2022	07/01/2022		42,350
130,000	Puerto Rico Infrastructure Financing Authority[7]	5.000	07/01/2018	07/01/2018		85,869
1,000,000	Puerto Rico Infrastructure Financing Authority[8]	5.250	12/15/2026	12/15/2026		351,250

53       OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000%	04/01/2019	04/01/2019		$99,973
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2021	04/01/2021		99,192
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2022	04/01/2022		98,539
2,365,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	10/17/2024	B	2,251,717
50,000	Puerto Rico ITEMECF (International American University)[1]	5.000	10/01/2021	10/01/2021		51,697
500,000	Puerto Rico ITEMECF (University Plaza)[1,11]	5.625	07/01/2019	07/01/2017	A	508,780
40,000	Puerto Rico Municipal Finance Agency, Series A1,11	4.750	08/01/2022	02/28/2017	A	40,532
175,000	Puerto Rico Municipal Finance Agency, Series A1,11	5.250	08/01/2017	02/28/2017	A	177,410
600,000	Puerto Rico Municipal Finance Agency, Series A1,11	5.250	08/01/2018	02/28/2017	A	608,262
45,000	Puerto Rico Municipal Finance Agency, Series A1,11	5.250	08/01/2019	02/28/2017	A	45,620
830,000	Puerto Rico Municipal Finance Agency, Series A1,11	5.250	08/01/2020	02/28/2017	A	842,857
45,000	Puerto Rico Municipal Finance Agency, Series A1,11	5.500	07/01/2017	02/28/2017	A	45,654
2,735,000	Puerto Rico Public Buildings Authority[1,11]	5.250	07/01/2019	07/01/2019		2,850,718
5,000,000	Puerto Rico Public Buildings Authority[8]	5.375	07/01/2033	09/18/2030	B	2,912,500
2,710,000	Puerto Rico Public Buildings Authority[8]	7.000	07/01/2021	07/01/2021		1,578,575
1,750,000	Puerto Rico Public Finance Corp., Series B8	5.500	08/01/2031	07/17/2029	B	144,375
600,000	Puerto Rico Public Finance Corp., Series B8	6.000	08/01/2024	08/01/2024		49,500
1,400,000	Puerto Rico Public Finance Corp., Series B8	6.000	08/01/2025	08/01/2025		115,500
3,300,000	Puerto Rico Public Finance Corp., Series B8	6.000	08/01/2026	08/01/2026		272,250
70,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2018	08/01/2018		33,902
2,505,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2024	08/01/2024		1,196,138
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2020	08/01/2020		4,789,700
230,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2039	02/21/2039	B	109,825
9,850,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2021	08/01/2021		4,703,375

54       OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$7,150,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500%	08/01/2022	08/01/2022		$3,414,125
885,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2023	08/01/2023		422,588
600,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2028	08/01/2028		286,500
5,030,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2037	06/26/2037	B	2,401,825
4,735,000	Puerto Rico Sales Tax Financing Corp., Series A	6.125	08/01/2029	08/01/2029		2,432,606
1,280,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375	08/01/2036	08/01/2036		611,200
475,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375	08/01/2038	08/01/2038		226,813
2,575,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2039	08/01/2039		1,316,469
315,000	University of Puerto Rico, Series P	5.000	06/01/2024	06/01/2024		144,872
495,000	University of Puerto Rico, Series Q	5.000	06/01/2021	06/01/2021		234,967
300,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2023	02/28/2017	A	313,128
160,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2025	02/28/2017	A	161,595
125,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2026	02/28/2017	A	126,246

						91,368,659

Total Investments, at Value (Cost $573,698,064)—100.5%						544,336,517
Net Other Assets (Liabilities)—(0.5)						(2,723,809)

Net Assets—100.0%						$541,612,708

Footnotes to Statement of Investments

*	Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

        A. Optional call date; corresponds to the most conservative yield calculation.

        B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

        C. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

55    OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the

Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

6. Represents the current interest rate for a variable or increasing rate security.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

8. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

9. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying

Notes.

10.	Scheduled principal and interest payments are guaranteed by Financial Guaranty Insurance Corporation.

11. Scheduled principal and interest payments are guaranteed by Assured Guaranty Corporation or National Public Finance Guaranty.

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
ASN	Annenberg School of Nursing
BCSC	Brandman Center for Senior Care
BMH	Bakersfield Memorial Hospital
CDA	Communities Devel. Authority
CFD	Community Facilities District
CHCW	Catholic Healthcare West
CHF	City Hospital Foundation
CHlthSys	Covenant Health System
CMF	CHCW Medical Foundation
CmntyHOSB	Community Hospital of San Bernardino
COP	Certificates of Participation
CVHP	Citrus Valley Health Partners
CVMC	Citrus Valley Medical Center
DHlth	Dignity Health
EMC	Eden Medical Center
EVLAJHA	Eisenberg Village of the Los Angeles Jewish Home for the Aging
FEV	Fountainview at Eisenberg Village
FF	Feedback Foundation
FH	Foothill Hospital
GCCCD	Grossmont-Cuyamaca Community College District
GO	General Obligation
GVLAJHA	Grancell Village of the Los Angeles Jewish Home for the Aging
HFA	Housing Finance Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JHAGS	JHA Geriatric Services
JHAW	JHA West 16
LAJHFTA	Los Angeles Jewish Home for the Aging
MHL	Methodist Hospital Levelland
MHPT	Methodist Hospital Plainview Texas
MHRMC	Mission Hospital Regional Medical Center
MPHS	Mills-Peninsula Health Services
MSrH	Mercy Senior Housing
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding

56       OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

OCTC	Olive Crest Treatment Centers
PAMFHCR&E	Palo Alto Medical Foundation for Health Care Research & Education
PCCD	Palomar Community College District
QVHN	Queen of the Valley Hospital of Napa
RMHF	Redwood Memorial Hospital of Fortuna
SAHS	SRM Alliance Hospital Services
SCADP	Southern California Alcohol & Drug Programs
SCHosp	Sutter Coast Hospital
SCVH	Sutter Central Valley Hospitals
SEBH	Sutter East Bay Hospitals
SFMH	St. Francis Memorial Hospital
SGMF	Sutter Gould Medical Foundation
SHlth	Sutter Health
SHSSR	Sutter Health Sacramento Sierra Regional
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHosp	St. Jude Hospital
SJHS	St. Joseph Health System
SMCCV	Sutter Medical Center of Castro Valley
SMF	Sutter Medical Foundation
SNVMMH	Sierra Nevada Memorial-Miners Hospital
SRMH	SRM Alliance Hospital Services
STTJCCD	Shasta-Tehama-Trinity Joint Community College District
TASC	Tobacco Settlement Asset-Backed Bonds
UCI	University of California Irvine
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

57       OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2017 Unaudited

Assets
Investments, at value (cost $573,698,064)—see accompanying statement of investments	$544,336,517

Cash	230,714

Receivables and other assets:
Interest	9,083,546
Investments sold on a when-issued or delayed delivery basis	2,975,000
Shares of beneficial interest sold	910,428
Other	71,920

Total assets	557,608,125

Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 9)	8,300,000
Payable for short-term floating rate notes issued (See Note 4)	6,665,000
Shares of beneficial interest redeemed	450,352
Dividends	389,759
Distribution and service plan fees	81,671
Trustees’ compensation	34,355
Interest expense on borrowings	11,979
Shareholder communications	2,840
Other	59,461
Total liabilities	15,995,417

Net Assets	$541,612,708

Composition of Net Assets
Par value of shares of beneficial interest	$169,863

Additional paid-in capital	613,572,549

Accumulated net investment income	1,871,469

Accumulated net realized loss on investments	(44,639,626)

Net unrealized depreciation on investments	(29,361,547)

Net Assets	$541,612,708

58      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $254,689,440 and 79,867,021 shares of beneficial interest outstanding)	$3.19

Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.26

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $236,843 and 71,964 shares of beneficial interest outstanding)	$3.29

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $129,492,812 and 40,767,183 shares of beneficial interest outstanding)	$3.18

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $157,193,613 and 49,156,623 shares of beneficial interest outstanding)	$3.20

See accompanying Notes to Financial Statements.

59      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended January 31, 2017

Investment Income
Interest	$11,757,416

Expenses
Management fees	1,193,306

Distribution and service plan fees:
Class A	326,604
Class B	1,445
Class C	681,298

Transfer and shareholder servicing agent fees:
Class A	131,768
Class B	145
Class C	68,142
Class Y	76,217

Shareholder communications:
Class A	6,160
Class C	5,764
Class Y	6,498

Borrowing fees	198,317

Interest expense and fees on short-term floating rate notes issued (See Note 4)	50,941

Interest expense on borrowings	25,014

Trustees’ compensation	4,621

Custodian fees and expenses	1,916

Other	75,769

Total expenses	2,853,925

Net Investment Income	8,903,491

Realized and Unrealized Loss
Net realized loss on investments	(2,125,304)

Net change in unrealized appreciation/depreciation on investments	(15,157,550)

Net Decrease in Net Assets Resulting from Operations	$(8,379,363)

See accompanying Notes to Financial Statements.

60      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016

Operations
Net investment income	$8,903,491	$19,610,771

Net realized loss	(2,125,304)	(2,553,982)

Net change in unrealized appreciation/depreciation	(15,157,550)	18,104,582

Net increase (decrease) in net assets resulting from operations	(8,379,363)	35,161,371

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(4,637,448)	(9,883,987)
Class B	(3,796)	(9,970)
Class C	(1,897,794)	(4,128,507)
Class Y	(2,862,586)	(5,703,563)

	(9,401,624)	(19,726,027)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	10,042,928	(53,332,951)
Class B	(112,841)	(76,622)
Class C	(3,589,941)	(19,145,766)
Class Y	15,492,639	(17,466,765)

	21,832,785	(90,022,104)

Net Assets
Total increase (decrease)	4,051,798	(74,586,760)

Beginning of period	537,560,910	612,147,670

End of period (including accumulated net investment income of $1,871,469 and $2,369,602, respectively)	$541,612,708	$537,560,910

See accompanying Notes to Financial Statements.

61      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended January 31, 2017

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(8,379,363)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(108,562,471)
Proceeds from disposition of investment securities	57,216,124
Short-term investment securities, net	324,521
Premium amortization	2,603,854
Discount accretion	(78,961)
Net realized loss on investments	2,125,304
Net change in unrealized appreciation/depreciation on investments	15,157,550
Change in assets:
Decrease in other assets	57,805
Increase in interest receivable	(318,421)
Decrease in receivable for securities sold	14,018,549
Change in liabilities:
Increase in other liabilities	2,750
Decrease in payable for securities purchased	(78,379)

Net cash used in operating activities	(25,911,138)

Cash Flows from Financing Activities
Proceeds from borrowings	46,400,000
Payments on borrowings	(38,100,000)
Proceeds from shares sold	133,711,326
Payments on shares redeemed	(118,333,710)
Cash distributions paid	(2,212,153)

Net cash provided by financing activities	21,465,463

Net decrease in cash	(4,445,675)

Cash, beginning balance	4,676,389

Cash, ending balance	$230,714

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $7,067,037.

Cash paid for interest on borrowings—$14,758.

Cash paid for interest on short-term floating rate notes issued—$50,941.

See accompanying Notes to Financial Statements.

62      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	2017 (Unaudited)	July 31, 2016	July 31, 2015	July 31, 2014	July 31, 2013	July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$3.29	$3.20	$3.29	$3.30	$3.43	$3.33

Income (loss) from investment operations:
Net investment income[1]	0.05	0.11	0.12	0.14	0.13	0.15
Net realized and unrealized gain (loss)	(0.09)	0.10	(0.08)	(0.03)	(0.13)	0.11

Total from investment operations	(0.04)	0.21	0.04	0.11	0.00	0.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.12)	(0.13)	(0.12)	(0.13)	(0.16)

Net asset value, end of period	$3.19	$3.29	$3.20	$3.29	$3.30	$3.43

Total Return, at Net Asset Value[2]	(1.30)%	6.52%	0.97%	3.40%	(0.07)%	8.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$254,689	$253,173	$299,041	$370,784	$461,700	$289,266

Average net assets (in thousands)	$261,368	$278,049	$345,303	$405,307	$385,057	$225,504

Ratios to average net assets:[3]
Net investment income	3.34%	3.54%	3.56%	4.15%	3.68%	4.41%
Expenses excluding specific expenses listed below	0.81%	0.81%	0.79%	0.78%	0.73%	0.76%
Interest and fees from borrowings	0.08%	0.13%	0.09%	0.09%	0.06%	0.07%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.01%	0.01%	0.01%	0.01%	0.02%

Total expenses	0.91%	0.95%	0.89%	0.88%	0.80%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	0.95%	0.89%	0.88%	0.80%	0.85%

Portfolio turnover rate	11%	13%	39%	19%	37%	20%

63       OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

64       OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

	Six Months Ended January 31,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class B	2017 (Unaudited)	July 31, 2016	July 31, 2015	July 31, 2014	July 31, 2013	July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$3.40	$3.30	$3.39	$3.39	$3.52	$3.41

Income (loss) from investment operations:
Net investment income[1]	0.04	0.09	0.09	0.11	0.10	0.12
Net realized and unrealized gain (loss)	(0.11)	0.10	(0.08)	(0.02)	(0.13)	0.12

Total from investment operations	(0.07)	0.19	0.01	0.09	(0.03)	0.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.09)	(0.10)	(0.09)	(0.10)	(0.13)

Net asset value, end of period	$3.29	$3.40	$3.30	$3.39	$3.39	$3.52

Total Return, at Net Asset Value[2]	(1.93)%	5.81%	0.13%	2.73%	(1.02)%	7.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$237	$358	$424	$792	$1,253	$1,629

Average net assets (in thousands)	$285	$374	$626	$1,008	$1,470	$1,657

Ratios to average net assets:[3]
Net investment income	2.59%	2.76%	2.78%	3.29%	2.78%	3.51%
Expenses excluding specific expenses listed below	1.57%	1.58%	1.59%	1.65%	1.69%	1.71%
Interest and fees from borrowings	0.08%	0.13%	0.09%	0.09%	0.06%	0.07%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.01%	0.01%	0.01%	0.01%	0.02%

Total expenses	1.67%	1.72%	1.69%	1.75%	1.76%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.67%	1.72%	1.69%	1.75%	1.76%	1.80%

Portfolio turnover rate	11%	13%	39%	19%	37%	20%

65       OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

66       OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

	Six Months Ended January 31,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class C	2017 (Unaudited)	July 31, 2016	July 31, 2015	July 31, 2014	July 31, 2013	July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$3.28	$3.19	$3.28	$3.29	$3.41	$3.31

Income (loss) from investment operations:
Net investment income[1]	0.04	0.09	0.09	0.11	0.10	0.12
Net realized and unrealized gain (loss)	(0.10)	0.09	(0.08)	(0.03)	(0.12)	0.12

Total from investment operations	(0.06)	0.18	0.01	0.08	(0.02)	0.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.09)	(0.10)	(0.09)	(0.10)	(0.14)

Net asset value, end of period	$3.18	$3.28	$3.19	$3.28	$3.29	$3.41

Total Return, at Net Asset Value[2]	(1.68)%	5.76%	0.22%	2.62%	(0.56)%	7.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$129,493	$137,410	$152,646	$144,345	$156,017	$118,105

Average net assets (in thousands)	$135,144	$146,397	$156,790	$144,718	$138,944	$91,711

Ratios to average net assets:[3]
Net investment income	2.59%	2.79%	2.77%	3.38%	2.91%	3.61%
Expenses excluding specific expenses listed below	1.57%	1.56%	1.55%	1.55%	1.52%	1.54%
Interest and fees from borrowings	0.08%	0.13%	0.09%	0.09%	0.06%	0.07%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.01%	0.01%	0.01%	0.01%	0.02%

Total expenses	1.67%	1.70%	1.65%	1.65%	1.59%	1.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.67%	1.70%	1.65%	1.65%	1.59%	1.63%

Portfolio turnover rate	11%	13%	39%	19%	37%	20%

67   OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

68   OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Class Y	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$3.30	$3.21	$3.30	$3.31	$3.43	$3.33

Income (loss) from investment operations:
Net investment income[1]	0.06	0.12	0.12	0.14	0.13	0.15
Net realized and unrealized gain (loss)	(0.10)	0.09	(0.08)	(0.02)	(0.11)	0.12

Total from investment operations	(0.04)	0.21	0.04	0.12	0.02	0.27

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.12)	(0.13)	(0.13)	(0.14)	(0.17)

Net asset value, end of period	$3.20	$3.30	$3.21	$3.30	$3.31	$3.43

Total Return, at Net Asset
Value[2]	(1.17)%	6.76%	1.22%	3.63%	0.46%	8.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$157,194	$146,620	$160,037	$122,222	$133,176	$94,773

Average net assets (in thousands)	$151,232	$150,663	$161,312	$115,517	$125,603	$53,265

Ratios to average net assets:[3]
Net investment income	3.58%	3.78%	3.76%	4.38%	3.91%	4.48%
Expenses excluding specific expenses listed below	0.57%	0.57%	0.55%	0.54%	0.50%	0.51%
Interest and fees from borrowings	0.08%	0.13%	0.09%	0.09%	0.06%	0.07%
Interest and fees on short-term floating rate notes issued4	0.02%	0.01%	0.01%	0.01%	0.01%	0.02%

Total expenses	0.67%	0.71%	0.65%	0.64%	0.57%	0.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.71%	0.65%	0.64%	0.57%	0.60%

Portfolio turnover rate	11%	13%	39%	19%	37%	20%

69      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

70      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2017 Unaudited

1. Organization

Oppenheimer Rochester Limited Term California Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid

71      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2016, the Fund utilized $77,453 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

72      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Expiring
2017	$2,457,882
2018	10,731,096
2019	3,010,369
No expiration	26,289,109

Total	$42,488,456

At period end, it is estimated that the capital loss carryforwards would be $16,199,347 expiring by 2019 and $28,414,413, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$ 567,082,755[1]

Gross unrealized appreciation	$ 11,758,692
Gross unrealized depreciation	(41,124,012)

Net unrealized depreciation	$(29,365,320)

1. The Federal tax cost of securities does not include cost of $6,619,082, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions.

See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange

73      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

74      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

3. Securities Valuation (Continued)

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third

75      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$452,967,858	$—	$452,967,858
U.S. Possessions	—	90,519,555	849,104	91,368,659

Total Assets	$—	$543,487,413	$849,104	$544,336,517

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to

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3. Securities Valuation (Continued)

recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*		Transfers into Level 3*
Assets Table
Investments, at
Value:
Municipal Bonds and
Notes
U.S. Possessions		$(867,019) $	867,019

Total Assets		$(867,019) $	867,019

*	Transferred from Level 2 to Level 3 because of the lack of observable market data.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

    An inverse floating rate security is created as part of a financial transaction referred to as a

“tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”).

The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

    Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

    Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

    The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing

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4. Investments and Risks (Continued)

(or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

    Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $6,665,000.

    When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $10,493,480 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $6,665,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 3,335,000	Los Angeles, CA Dept. of Airports Tender Option Bond Series 2015-XF2021 Trust[3]	11.300%	5/15/25 $	3,828,480

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

    The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities).

However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $6,665,000 or 1.20% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The

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4. Investments and Risks (Continued)

purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$2,975,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$6,305,501
Market Value	$4,032,098
Market Value as % of Net Assets	0.74%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $10,214,218, representing 1.89% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

    Commodity Risk. Commodity risk relates to the change in value of commodities or

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	19,464,802	$63,129,592	19,109,263	$61,862,186
Dividends and/or distributions reinvested	1,147,707	3,716,533	2,429,827	7,865,701
Redeemed	(17,660,836)	(56,803,197)	(38,012,489)	(123,060,838)

Net increase (decrease)	2,951,673	$10,042,928	(16,473,399)	$(53,332,951)

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6. Shares of Beneficial Interest (Continued)

	Six Months Ended January 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount

Class B
Sold	1,543	$5,194	10,029	$33,493
Dividends and/or distributions reinvested	1,133	3,793	2,628	8,768
Redeemed	(36,187)	(121,828)	(35,697)	(118,883)

Net decrease	(33,511)	$(112,841)	(23,040)	$(76,622)

Class C
Sold	4,003,561	$12,928,570	7,116,700	$22,948,346
Dividends and/or distributions reinvested	421,809	1,361,406	918,549	2,959,542
Redeemed	(5,562,569)	(17,879,917)	(13,974,937)	(45,053,654)

Net decrease	(1,137,199)	$(3,589,941)	(5,939,688)	$(19,145,766)

Class Y
Sold	17,613,576	$57,028,988	21,591,536	$70,163,577
Dividends and/or distributions reinvested	611,200	1,985,305	1,162,797	3,772,995
Redeemed	(13,491,053)	(43,521,654)	(28,176,607)	(91,403,337)

Net increase (decrease)	4,733,723	$15,492,639	(5,422,274)	$(17,466,765)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$108,562,471	$57,216,124

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Over $2 billion	0.39

The Fund’s effective management fee for the reporting period was 0.43% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	1,479
Accumulated Liability as of January 31, 2017	10,693

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement

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8. Fees and Other Transactions with Affiliates (Continued)

with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2017	$9,092	$13,755	$15	$11,416

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.9238% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.06% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 0.9238%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$5,749,457
Average Daily Interest Rate	0.838%
Fees Paid	$46,449
Interest Paid	$14,758

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9. Borrowings and Other Financing (Continued)

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$82,596

87      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

88      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni single state short category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni single state short funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees were lower than its peer group median and category median. The Board also noted that the Fund’s total expenses were equal to its peer group median and lower than its category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently

89      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

90      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

91      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

Beth Ann Brown, Trustee

Edmund P. Giambastiani, Jr., Trustee

Elizabeth Krentzman, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Daniel Vandivort, Trustee

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

Scott S. Cottier, Vice President

Troy E. Willis, Vice President

Mark R. DeMitry, Vice President

Michael L. Camarella, Vice President

Elizabeth Mossow, Vice President

Charles S. Pulire, Vice President

Richard Stein, Vice President

Cynthia Lo Bessette, Secretary and Chief Legal Officer

Jennifer Foxson, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

92      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

93      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

94      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

95      OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0801.001.0117 March 24, 2017

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Limited Term California Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/17/2017